UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Byline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023 Notice of Annual Meeting and Proxy Statement

Roberto R. Herencia
Executive Chairman of the Board and Chief Executive Officer

Alberto J. Paracchini
President

April 24, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Byline Bancorp, Inc. The Annual Meeting will be held virtually through a live webcast on June 6, 2023, at 8:30 a.m. Central Daylight Time.
The attached Notice of Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting. Members of our Board of Directors and executive officers will be present virtually at the Annual Meeting to respond to any questions that our stockholders may have.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please vote as soon as possible to ensure that your shares are represented and voted at the meeting.
Our Board of Directors has determined that the proposals to be considered at the Annual Meeting as described in the attached Notice of Meeting and Proxy Statement are in the best interests of Byline Bancorp and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each proposal to be considered.
On behalf of the Board of Directors and the officers and employees of Byline Bancorp, we would like to take this opportunity to thank our stockholders for their continued support.
Sincerely,

Roberto R. Herencia Executive Chairman of the Board and Chief Executive Officer	Alberto J. Paracchini President

Notice of Annual Meeting of Stockholders of Byline Bancorp, Inc.

Date and Time
June 6, 2023, at 8:30 a.m. CDT
Place
Virtually at
www.virtualshareholdermeeting.com/BY2023
Record Date
April 12, 2023
Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting. If there is an insufficient number of shares represented for a quorum, the meeting may be adjourned to permit further solicitation of proxies by the Company.

Items of Business
To elect the eight director nominees named in the accompanying proxy statement to the Board of Directors of the Company, each to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the Plan;
To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
To approve, on an advisory (non-binding) basis, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers;
To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
To consider such other business that may properly come before the Annual Meeting, or any adjournment thereof, by or at the direction of the Board of Directors.

Every Vote is Important

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free telephone number on your proxy card to vote by telephone.	Vote by Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.

A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s main office located at 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 for a period of ten days prior to the Annual Meeting and will also be made available virtually at the Annual Meeting itself for examination by any stockholder upon request.
We are taking advantage of the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to stockholders via the internet. We sent a notice of internet availability of proxy materials (the “Notice”) to holders of our common stock as of the record date on or about April 24, 2023. The Notice describes how you can access our proxy materials, including this proxy statement, beginning on April 24, 2023.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE, VIA THE INTERNET OR BY MAIL.
BY ORDER OF THE BOARD OF DIRECTORS,
By
Chicago, Illinois April 24, 2023	Roberto R. Herencia Executive Chairman of the Board and Chief Executive Officer

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2023
The enclosed proxy is solicited on behalf of the board of directors (the “Board of Directors” or the “Board”) of Byline Bancorp, Inc., a Delaware corporation (the “Company”, “Byline Bancorp” or “Byline”), which is a registered bank holding company that owns and operates Byline Bank (the “Bank”), for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 6, 2023 at 8:30 a.m. Central Daylight Time. This proxy statement (this “Proxy Statement”), together with the Notice of Annual Meeting and proxy card, is first being made available to stockholders on or about April 24, 2023.
Unless we state otherwise or the context otherwise requires, references in this Proxy Statement to “Byline,” “we,” “our,” “us,” “ourselves,” “the company” and “the Company” refer to Byline Bancorp, Inc., and its consolidated subsidiaries.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 6, 2023
Pursuant to rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we sent a notice of internet availability of proxy materials to our stockholders. The Notice provides stockholders with instructions on how to access and review this Proxy Statement and our 2022 Annual Report online, as well as vote online. We, like many public companies, have determined that providing proxy materials electronically significantly reduces our printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders.
Stockholders who receive the Notice will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request printed copies may be found within the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS IMPORTANT
Please vote via the Internet, Telephone or Mail.
Internet: www.proxyvote.com
Phone: 1-800-690-6903 and follow the instructions
If you are voting by mailing your proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope that we have provided.

About the Meeting
What is the date, time and place of the Annual Meeting?
Our 2023 Annual Meeting of Stockholders will be held on Tuesday, June 6, 2023, beginning at 8:30 a.m., Central Daylight Time, virtually at www.virtualshareholdermeeting.com/BY2023
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, consisting of:
(1)
the election of the eight director nominees named in this Proxy Statement to the Board of Directors, each to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)
the approval of an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the Plan;

(3)
the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;

(4)
the approval of, on an advisory (non-binding) basis, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers;

(5)
the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(6)
the consideration of such other business that may properly come before the Annual Meeting, or any adjournment thereof, by or at the direction of the Board of Directors.

Why did I receive a notice in the mail regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
Pursuant to rules of the SEC, we have elected to provide access to our proxy materials via the internet. Accordingly, we sent a notice of internet availability of proxy materials to our stockholders. The Notice provides stockholders with instructions on how to access and review this Proxy Statement and our 2022 Annual Report online, as well as vote online. We, like many public companies, have determined that providing proxy materials electronically significantly reduces our printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders.
Stockholders who receive the Notice will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request printed copies may be found within the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Who is entitled to vote at the Annual Meeting?
Only our stockholders of record at the close of business on April 12, 2023, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 37,709,728 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting. As of the record date, there were 39,724,338 shares of common stock issued.
A list of stockholders will be available at our offices at 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 for a period of ten days prior to the Annual Meeting and will also be made available virtually at the Annual Meeting itself for examination by any stockholder.
What are the voting rights of the holders of our common stock?
Holders of our common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval. Stockholders do not have cumulative voting rights.

2   Byline Bancorp, Inc. 2023 Proxy Statement

About the Meeting
Who can attend the meeting?
All stockholders as of the record date, or their duly appointed proxies, may virtually attend the Annual Meeting.
What constitutes a quorum?
The presence at the meeting, in person (virtually) or by proxy, of the holders of common stock representing a majority of the combined voting power of the outstanding shares of common stock on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. As of the record date, there were 37,709,728 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting. If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the Annual Meeting, either the Chairperson of the meeting or holders of a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.
What vote is required to approve each item?
The votes required to approve the matters to be presented at the Annual Meeting as listed in the Notice of the Annual Meeting are as follows:
•
For purposes of electing directors at the Annual Meeting, directors will be elected by a plurality of the votes of the shares present (virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Accordingly, the director nominees receiving the most votes of the holders of our common stock will be elected as directors.

•
For all other matters, including the approval of the amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan; the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement; the approval of, on an advisory (non-binding) basis, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers; as well as the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, approval requires the affirmative vote of the holders of a majority of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Pursuant to our By-laws, broker non-votes will not be counted as shares entitled to vote on such matters and will have no effect on the outcome of such matters. Votes cast “for” or “against” and abstentions with respect to such matters will be counted as shares entitled to vote on such matters. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. On matters other than the election of directors, abstentions will have the effect of a vote “against” such matters.
The inspector of election for the Annual Meeting will determine the number of shares of common stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof.
Please note that if you hold your shares in “street name,” your bank, broker or other nominee will not be permitted to vote your shares on either Proposals 1, 2, 3 and 4 absent specific instructions from you. Therefore, it is important that you follow the voting instructions on the form that you receive from your bank, broker, or other nominee.
What are the Board’s recommendations?
Our Board of Directors recommends:
•
a vote FOR the election of all of the respective nominees for director named in this Proxy Statement;

•
a vote FOR the approval of an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the Plan;

•
a vote FOR the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;

Byline Bancorp, Inc. 2023 Proxy Statement   3

About the Meeting
•
a vote FOR EVERY ONE YEAR as the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers;

•
and a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Unless contrary instructions are indicated on your proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted:
•
FOR the election of each of the respective nominees for director named in this Proxy Statement;

•
FOR the approval of an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan;

•
FOR the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;

•
FOR EVERY ONE YEAR as the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers;

•
FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•
in accordance with the recommendation of our Board of Directors, FOR or AGAINST all other matters as may properly come before the Annual Meeting. In the event a stockholder specifies a different choice by means of the proxy, such shares will be voted in accordance with the specification made.

How do I vote?
If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the proxy card contained in the proxy materials. Voting instructions are provided on the proxy card. The Notice also includes information about how to vote via the Internet (at www.proxyvote.com) or via telephone (1-800-690-6903).
If you are a street name holder (that is, if you hold your shares through a bank, broker, or other holder of record), you must provide your voting instructions in accordance with the voting instruction form provided by your bank, broker, or other holder of record, who will then vote your shares on your behalf. The availability of telephone or Internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.
If you attend the Annual Meeting virtually, you can vote your shares at that time.
Can I change my vote?
Yes. The giving of a proxy does not eliminate the right to vote at the Annual Meeting should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by (1) voting at the Annual Meeting, or (2) by filing a written revocation or duly executed proxy bearing a later date with our Secretary.
Who pays for costs relating to the proxy materials and Annual Meeting?
The costs of preparing, assembling, providing access to, and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers, and employees may solicit proxies personally and by telephone, email, and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing, if applicable.

4   Byline Bancorp, Inc. 2023 Proxy Statement

Stock Ownership
Security Ownership of Certain Beneficial Owners and Management
The following table shows information regarding the beneficial ownership of our common stock for the following:
•
each stockholder known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all directors and executive officers as a group.

•
All information is as of the record date, except as noted otherwise.

Beneficial ownership is shown as of April 12, 2023 and is based on 37,709,728 shares of our common stock outstanding as of April 12, 2023. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. A security holder also is deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date, such as through the exercise of options or warrants or the conversion of a security. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them. Except as otherwise indicated, the address for each stockholder listed below is c/o Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601.
	Beneficial Ownership
Name of Beneficial Owners	Number	Percentage
Greater than 5% Stockholders:
MBG Investors I, L.P.(1)	11,695,601	31.01%
ECR Holdings, L.P.(2)	2,038,691	5.41%
BlackRock, Inc.(3)	2,080,417	5.52%
Directors:
Phillip R. Cabrera	16,121	*
Antonio del Valle Perochena(1)	11,695,601	31.01%
Mary Jo S. Herseth	12,892	*
Margarita Hugues Vélez	1,983	*
Steven P. Kent	85,375	*
William G. Kistner	12,892	*
Named Executive Officers:
Roberto R. Herencia**(4)	537,915	1.42%
Alberto J. Paracchini**(5)	396,386	1.05%
Thomas S. Abraham(6)	58,609	*
Thomas J. Bell III(7)	75,875	*
Brogan M. Ptacin(8)	95,925	*
All directors and executive officers as a group (20 persons)	13,212,212	35.04%

*
Represents beneficial ownership of less than 1%

**
Also a Director of the Company

(1)
Mr. Antonio del Valle Perochena as general partner of MBG Investors I, L.P., possesses sole voting and investment power with respect to the shares held by MBG Investors I, L.P. and may be deemed the beneficial owner of such shares. Mr. del Valle Perochena owns 16.68% of the partnership interests of MBG Investors I, L.P. Mr. del Valle Perochena disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address for MBG Investors I, L.P. is 365 Bay Street, Suite 800, M5H 2V1 Toronto, Ontario, Canada.

Byline Bancorp, Inc. 2023 Proxy Statement   5

Stock Ownership
(2)
Mr. Eugenio Santiago Clariond Reyes is the sole shareholder of ECR Holdings, L.P. and ECR Holdings LLC (general partner of ECR Holdings, L.P.). He possesses sole voting and investment power with respect to the shares held by ECR Holdings, L.P. and may be deemed the beneficial owner of such shares. The address for ECR Holdings, L.P. is 84 Castlebury Crescent, 3, Toronto, Ontario, Canada, M2H 1W8 Toronto, Ontario, Canada.

(3)
Shares as reported on a Schedule 13G filed on February 3, 2023. The address for BlackRok, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
Includes shares held through the Roberto Herencia Inc. Defined Benefit Plan, as well as shares held through Mr. Herencia’s 401(k) Plan. Mr. Herencia has investment and voting power over the shares held by those plans. Includes 214,494 shares underlying options that are currently exercisable, and 94,044 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

(5)
Includes 214,494 shares underlying options that are currently exercisable, and 40,450 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

(6)
Includes 17,789 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

(7)
Includes 12,983 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

(8)
Includes 14,021 shares of restricted stock that have not yet vested but over which the stockholder has voting power.

6   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 1	The Board recommends a vote FOR each nominee for Director
Election of Directors

The Governance and Nominating Committee of the Board of Directors is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. Each of our nominees currently serves as a Byline director, has consented to being named in this Proxy Statement and has agreed to serve if elected. If any nominee becomes unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unavailable or unwilling to serve.

The table below sets forth information regarding each nominee for director. Currently, each of our directors is elected annually to serve a one-year term.
Name	Age	Position	Director Since
Roberto R. Herencia	63	Executive Chairman and Chief Executive Officer	2013
Phillip R. Cabrera	70	Director	2013
Antonio del Valle Perochena	54	Lead Director	2013
Mary Jo S. Herseth	64	Director	2019
Margarita Hugues Vélez	52	Director	2022
Steven P. Kent	72	Director	2019
William G. Kistner	72	Director	2018
Alberto J. Paracchini	52	President and Director	2013
Information Regarding Nominees for Election
Roberto R. Herencia
Executive Chairman of the Board of Directors and Chief Executive Officer Age: 63 Director Since: 2013 Board Committees: Risk
Background
Roberto R. Herencia has served as Chairman of our Board of Directors since June 2013, and as Executive Chairman and Chief Executive Officer since February 12, 2021. He serves as a member of the Risk Committee. Mr. Herencia also serves as Executive Chairman of the board of directors of Byline Bank, and serves as a member of the Risk, Executive Credit, Trust, and Asset-Liability Committee (“ALCO”) Committees of Byline Bank. Mr. Herencia led the recapitalization of our predecessor, Metropolitan Bank Group, Inc., as President and Chief Executive Officer of BXM Holdings, Inc., a position he has held since November 2010. Prior to BXM Holdings, Inc., Mr. Herencia served as President and Chief Executive Officer of Midwest Banc Holdings, Inc. and spent 17 years with Popular Inc. as its Executive Vice President and as President of Popular Inc.’s subsidiary, Banco Popular North America. Mr. Herencia has also served as an independent director of Banner Corporation and its subsidiary, Banner Bank, since March 2016, and as Chairman of the board of directors of First BanCorp, and its subsidiary, FirstBank Puerto Rico since October 2011. Mr. Herencia previously served as an independent director of privately held SKBHC Holdings LLC, and its two subsidiary banks, American West Bank and First National Bank of Starbuck, from December 2010 to September 2015. Appointed by President Obama in 2011, Mr. Herencia serves on the Overseas Private Investment Corporation’s board of directors. Mr. Herencia holds a bachelor’s degree in finance from Georgetown University and an M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Herencia’s qualifications include over 34 years of experience in the banking industry, having held senior roles in corporate, commercial, small business, problem asset restructuring and retail banking, as well as extensive experience with complex and distressed turnaround efforts, having executed over 15 mergers and acquisitions in his career.

Byline Bancorp, Inc. 2023 Proxy Statement   7

Proposal 1: Election of Directors
Phillip R. Cabrera
Age: 70 Director Since: 2013 Board Committees: Audit, Compensation, Governance and Nominating
Background
Phillip R. Cabrera has served on our Board of Directors since June 2013. He serves as member of the Audit, Compensation, and Governance and Nominating Committees. Mr. Cabrera also serves on the board of directors of Byline Bank, serves as the chair of the ALCO Committee, and as a member of the Audit, Compensation, Governance and Nominating, Executive Credit, and Trust Committees of Byline Bank. Since retiring from the McDonald’s Corporation in 2015, Mr. Cabrera has served as an advisor and consultant to Air Products and INDURA, Santiago, Chile, assisting management in identifying and remedying gaps in audit, treasury, governance and controls. Mr. Cabrera retired as Vice President and International Treasurer of McDonald’s Corporation in October 2015, where for 21 years he held varied executive roles. Prior to his tenure at McDonald’s, Mr. Cabrera was a Managing Director and Senior Partner in the Latin America Group of Continental Bank and served as President of Continental International Finance Corporation, a holding company for Continental Bank’s international equity investments, from 1993 to 1994. Mr. Cabrera also served on the board of directors of Institutional Cash Distributors, an internet broker of money funds, until it was sold to private equity in 2018. Mr. Cabrera currently serves as an Industry Advisor to McNally Capital. Mr. Cabrera previously served on the advisory board of Unibanco, Banco do Investimento do Brazil from 1982 to 1986. Mr. Cabrera holds a bachelor’s degree in business administration from Bradley University and a master’s degree in international management with a finance concentration from the Thunderbird School of Global Management and served in the U.S. Army. Mr. Cabrera’s qualifications include over 30 years of experience in corporate finance, corporate treasury and banking.

Antonio del Valle Perochena
Age: 54 Director Since: 2013 Lead Director since February 2021 Board Committees: Compensation (Chair), Governance and Nominating (Chair)
Background
Antonio del Valle Perochena has served on our Board of Directors since June 2013 and was appointed Lead Director in February 2021. He serves as the chair of the Compensation Committee, and as the chair of the Governance and Nominating Committee. Mr. del Valle Perochena also serves on the board of directors of Byline Bank, and serves as the chair of the Compensation Committee, and as the chair of the Governance and Nominating Committee of Byline Bank. Mr. del Valle Perochena has been the Chairman of the board of directors of Kaluz, S.A., which is the holding company for Mexichem, S.A.B. and Elementia, S.A., since September 2013 and has been the Chairman of the board of directors of Grupo Financiero Ve por Más, S.A. (BX+) since 2006. Prior to incorporating Kaluz and BX+, which are financial, industrial and construction enterprises, in 2003, Mr. del Valle Perochena worked at ING Group as Executive Vice President of Insurance and Pensions in Mexico from 1996 to 1999, and later as Director of New Projects of the direct banking business of the group, ING Direct, in Madrid, Spain from 1999 to 2001. Mr. del Valle Perochena has served as a director of Pochteca Group and Grupo Empresarial Kaluz since 2003 and as a director of Afianzadora Sofimex since 2004. Mr. del Valle Perochena holds a business administration degree and Masters in Management from Universidad Anáhuac. He also holds a Senior Management graduate degree at IPADE and a specialization in literature at the Iberoamericana University. Mr. del Valle Perochena’s qualifications include over 20 years of experience in the financial and business sectors.

8   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 1: Election of Directors
Mary Jo S. Herseth
Age: 64 Director Since: 2019 Board Committees: Risk
Background
Mary Jo S. Herseth has served on our Board of Directors since April 2019. She serves as a member of the Risk Committee. Ms. Herseth also serves on the board of directors of Byline Bank and serves as the chair of the Executive Credit Committee, and as a member of the Risk, Trust, and ALCO Committees of Byline Bank. Ms. Herseth has more than 37 years of banking experience and brings significant credit approval and policy expertise to the Board. Ms. Herseth retired as Senior Vice President and National Head of Banking of BMO Private Bank- U.S. in 2017, where she was responsible for BMO’s private banking line of business at a national level. Prior to BMO, Ms. Herseth was Market Executive for Illinois and Michigan for US Trust, a part of Bank of America. She spent the majority of her career at LaSalle Bank where she was Executive Vice President and Head of Wealth Management in addition to other senior roles in Wealth Management and Commercial Banking. Currently, Ms. Herseth is chair elect of Dominican University. She also serves as a Board member and member of various board committees of Thresholds, Inc., and as a Board Member and Treasurer of Thresholds Health. Ms. Herseth received her Bachelor’s degree in Finance from Northern Illinois University, and her Master of Business Administration degree from Northwestern University’s J.L. Kellogg Graduate School of Management. Ms. Herseth is a recipient of the National Association of Women Business Owners corporate woman of achievement for 2011.

Margarita Hugues Vélez
Age: 52 Director Since: 2022 Board Committees: Audit and Risk
Background
Margarita Hugues Vélez has served on our Board of Directors since April 2022. She serves as member of the Audit and Risk Committees. Ms. Hugues Vélez also serves on the board of directors of Byline Bank and serves as member of the Audit and Risk Committees of Byline Bank. She currently is the Corporate Director at Grupo Kaluz, S.A. de C.V., which is the holding company for Orbia, S.A.B. de C.V. (formerly known as Mexichem, S.A.B. de C.V.) and Elementia Materiales, S.A.B. de C.V. and Fortaleza Materiales, S.A.B. de C.V. (formerly known as Elementia, S.A.B. de C.V.). Ms. Hugues Vélez is also part of the Board of Directors of Grupo Financiero Ve por Más, S.A. de C.V. since April 2022, and in the Boards of Directors of AXA Investment Management, S.A. de C.V. since 2015, Grupo Pochteca, S.A.B. de C.V. since 2016, Grupo Jumex, S.A. de C.V. since 2019 and the Board of Trustees of Nacional Monte de Piedad, I.A.P. since 2022. Ms. Hugues Vélez’ professional career encompasses senior leadership positions in relevant companies, including her role as General Counsel and Head of Corporate Affairs at Grupo Modelo, S.A.B. de C.V., where she also was Secretary of the Board of Directors and the Committees under the Board, as well as a member of the Board of Directors at Crown Imports, LLC, the joint venture between Grupo Modelo and Constellation Brands. Ms. Hugues Vélez holds a law degree from Universidad Panamericana and has also worked in Mexican and international law firms.

Byline Bancorp, Inc. 2023 Proxy Statement   9

Proposal 1: Election of Directors
Steven P. Kent
Age: 72 Director Since: 2019 Board Committees: Risk (Chair), Audit, Compensation, and Governance and Nominating
Background
Steven P. Kent has served on our Board of Directors since June 2019, and serves as the chair of the Risk Committee, and as a member of the Audit, Compensation, and Governance and Nominating Committees. Mr. Kent also serves on the board of directors of Byline Bank, and serves as the chair of the Risk and Trust Committees, and as a member of the Audit, Executive Credit, Compensation, Governance and Nominating, and ALCO Committees of Byline Bank. Mr. Kent served as Vice Chairman and a managing director of the Financial Services Group at Piper Sandler Companies (formerly Piper Jaffray Companies) until January 2021, where he focused on merger and acquisition advisory and capital market transactions for financial services companies. Prior to joining Piper Sandler in October 2015, Mr. Kent co-founded and served as President of River Branch Capital from March 2011 through its sale to Piper Jaffray in September 2015. At River Branch, Mr. Kent advised client banking companies on capital management, equity recapitalizations, merger & acquisition transactions and private equity executions where, in select instances, affiliates of River Branch acted as an investing principal. From August 1998 through March 2011, Mr. Kent was a managing director and co-head of the Chicago office of Keefe, Bruyette & Woods (“KBW”), a boutique investment bank and broker-dealer that specializes in the financial services sector. Prior to joining KBW, Mr. Kent was an executive officer with Robert W. Baird and Co. (“Baird”) for 16 years, where he led strategic planning, fixed income capital markets and structured finance, and headed the firm’s Financial Services Investment Banking practice. From 1973 to 1982, Mr. Kent was an executive officer at two Midwestern multibank holding companies focusing on strategic planning, bank and trust investment portfolio management, asset and liability management, and commercial and government guaranteed credit origination. From 2012 to 2018, Mr. Kent served as a director and member of the finance and nominating committees of IFF, a Midwest-focused Community Development Financial Institution (“CDFI”) certified by the U.S. Department of the Treasury, which serves as a mission-driven lender, real estate consultant and developer that helps communities thrive by creating opportunities for low-income communities and people with disabilities. In January 2019, Mr. Kent was elected to join the board of the Community Reinvestment Fund, USA (“CRF”), a CDFI with a mission-driven strategy headquartered in Minneapolis. In 2020, Mr. Kent was elected to be a founding director of Ignify Technologies, a Public Benefit Corporation formed by CRF to commercialize its Spark Technology Platform to integrate and digitize the small business lending ecosystem.

10   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 1: Election of Directors
William G. Kistner
Age: 72 Director Since: 2018 Board Committees: Audit (Chair), Risk
Background
William G. Kistner has served on our Board of Directors since April 2018, and serves as the chair of the Audit Committee, and as a member of the Risk Committee. Mr. Kistner also serves on the board of directors of Byline Bank, and serves as the chair of the Audit Committee, and as a member of the Risk Committee of Byline Bank. Mr. Kistner retired from Northwestern Memorial HealthCare (NMHC) in 2018. He joined NMHC in 2004 and in 2006 was appointed Vice President of Internal Audit where he rebuilt the Internal Audit function, developed a coordinated risk assessment methodology and audit work plans based upon organizational needs. He coordinated Audit Committee meetings and reported results of audits and projects to management, the Audit Committee, and the Board. Prior to joining NMHC in 2004, Mr. Kistner worked at Ernst & Young, LLP for 31 years. He was a Tax Partner for 19 years in the Chicago office where he served a variety of clients. Currently Mr. Kistner serves on the Board of Trustees of Loyola University Chicago. He is Chair of the Audit Committee and serves on the Finance and Executive Committees. Also, he is a member of the Board of Directors and Treasurer of Erie Family Health Centers. He is Chair of the Finance Committee and serves on the Executive Committee. Mr. Kistner received his Bachelor of Business Administration degree in accounting from Loyola University Chicago, his Master of Management degree in finance from the Kellogg Graduate School of Management and is a registered Certified Public Accountant.

Alberto J. Paracchini
President Age: 52 Director Since: 2013 Board Committees: Risk
Background
Alberto J. Paracchini has served as President and Director of Byline Bancorp, Inc. and as Chief Executive Officer, President and Director of Byline Bank since June 2013. He serves as member of the Risk Committee. Mr. Paracchini also serves as a member of the Risk, Executive Credit and ALCO Committees of Byline Bank. Prior to joining Byline, Mr. Paracchini served as Principal for BXM Holdings, Inc., an investment fund specializing in community bank investments, from October 2010 to June 2013 and spent 16 years at Popular, Inc., where he held numerous leadership positions in both its banking and mortgage subsidiaries. From January 2010 through May 2010, Mr. Paracchini was Executive Vice President at Midwest Bank & Trust. From 2006 through 2008, Mr. Paracchini served as President and Chief Financial Officer of Popular Financial Holdings and Chief Financial Officer of E-Loan, an internet banking and mortgage company. Prior to 2006, Mr. Paracchini spent 13 years at Banco Popular North America, where he held several senior leadership roles including Chief Financial Officer, Treasurer and the head of all operations and technology functions. Mr. Paracchini currently serves as a member of Kemper Corporation’s Board of Directors, Audit and Risk Committees, he is a member of the Cook County Council of Economic Advisors and Economic Club of Chicago, and a member of the Board of Junior Achievement. Mr. Paracchini holds a bachelor’s degree from Marquette University and an M.B.A. from the University of Chicago Booth School of Business. Mr. Paracchini’s qualifications to serve as a member of our Board of Directors include his extensive experience in the financial services industry and his demonstrated leadership skills.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR UNDER PROPOSAL 1.

Byline Bancorp, Inc. 2023 Proxy Statement   11

Corporate Governance
Composition of Our Board of Directors
Our Board of Directors currently has eight members. Under our Amended and Restated Certificate of Incorporation and By-Laws, the number of directors constituting our Board of Directors is fixed from time to time by resolution of the Board of Directors. The Board met seven times during 2022. Our Lead Director, Mr. del Valle, is related to the Company’s SVP, Director of Legal, Ana Casanueva, as first cousin.
Board Leadership Structure and Qualifications
We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy making level in business, government, or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all stockholders.
When considering potential director candidates, our Board of Directors considers the candidate’s character, judgment, diversity, skills, including financial literacy, and experience in the context of our needs and those of the Board of Directors. Our Board also considers the candidate’s service on boards of other companies and whether such service would impair the candidate’s ability to perform responsibly all director duties for Byline.
Our Board of Directors does not have a formal policy requiring the separation of the roles of Chief Executive Officer and Chairman of the Board. It is the Board of Directors’ view that rather than having a rigid policy, the Board of Directors, with the advice and assistance of the Governance and Nominating Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, Mr. Herencia holds the combined positions of Executive Chairman of the Board and Chief Executive Officer, while Mr. Paracchini is President of the Company, as well as President and Chief Executive Officer of Byline Bank. Also, Mr. del Valle Perochena has been the Lead Director of the Company since February 2021. We believe this current structure provides the appropriate level of oversight and management, as well as intends to accelerate and support the execution of the Company’s strategic plan, specifically its growth strategy, as a leading commercial bank in the Chicago Metropolitan Area.
Diversity
Our Board believes that a range of experience, knowledge, and judgement, as well as a diversity of perspectives, geographic regions, gender, race, and national origin on the Board, enhances the overall effectiveness of the Board. At present, the overall diversity of our Board is 75%. Gender diversity accounts for 25% of the overall diversity, and race or ethnic diversity accounts for 63% of the overall diversity. During 2022, the Company continued increasing its focus on Diversity, Equity, and Inclusion (DEI) initiatives to ensure we are doing the work necessary to make the Company a safe and welcoming place for all of our employees and customers. The Board has increased its support of the Company’s DEI Council, which has acted as the foundation and catalyst for honoring our employees, engaging our customers and community, creating a great place to work, and ultimately driving business success. For further information regarding our DEI initiatives, please see the section in this Proxy Statement titled “Human Capital and Social Responsibility.”
Director Independence
Under the rules of the New York Stock Exchange (“NYSE”), independent directors must comprise a majority of our Board of Directors. The rules of the NYSE, as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors has undertaken a review of the independence of each director in accordance with these rules. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that each of Phillip R. Cabrera, Antonio del Valle Perochena, Mary Jo S. Herseth, Margarita Hugues Vélez, Steven P. Kent, and William G. Kistner do not have relationships that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules. Our Board of Directors has determined that Messrs. del Valle Perochena, Cabrera and Kent also satisfy the heightened independence requirements for Compensation Committee members, and that Messrs. Kistner, Cabrera, Kent and Ms. Hugues

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Corporate Governance
Vélez also qualify as independent directors under the heightened independence requirements of Rule 10A-3 of the Exchange Act for members of the Audit Committee. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and certain other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Committees of Our Board of Directors
The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee, a Governance and Nominating Committee and a Risk Committee. The responsibilities of these committees are described below. Our Board of Directors may also establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The following table summarizes the current membership of each of the committees of the Board of Directors.
Byline Committees
	Audit	Compensation	Governance and Nominating	Risk
Roberto R. Herencia				●
Phillip R. Cabrera	●	●	●
Antonio del Valle Perochena		○	○
Mary Jo S. Herseth				●
Margarita Hugues Vélez	●			●
Steven P. Kent	●	●	●	○
William G. Kistner	○			●
Alberto J. Paracchini				●
● Member   ○ Chair

Byline Bancorp, Inc. 2023 Proxy Statement   13

Corporate Governance
Audit Committee
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors, and risk assessment and risk management.
Members William G. Kistner (Chair) Phillip R. Cabrera Margarita Hugues Vélez Steven P. Kent Meetings in 2022 15
The Audit Committee’s duties and responsibilities include the following:
•
Appoints, evaluates and determines the compensation of our independent auditors.

•
Reviews and approves the scope of the annual audit and quarterly reviews, the audit and quarterly review fees, any additional services provided by the independent auditors and the related fees, the financial statements, significant accounting policy changes, material weaknesses identified by outside auditors or the internal audit function and risk management issues.

•
Prepares the Audit Committee report for inclusion in our proxy statement for our annual meeting, and reviews regulatory reports before they are filed with the SEC.

•
Reviews disclosure controls and procedures, internal controls, internal audit function and corporate policies with respect to financial information.

•
Assists the Board of Directors in monitoring our compliance with applicable legal and regulatory requirements.

•
Oversees investigations into complaints concerning financial matters, if any.

•
Reviews other risks that may have a significant impact on our financial statements.

•
Annually reviews the Audit Committee charter and the Committee’s performance.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee has adopted a written charter that among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.
The Audit Committee is composed solely of members who satisfy the applicable independence, financial literacy and other requirements of the NYSE for audit committees, and at least one of its members is an “audit committee financial expert” as defined by the rules of the SEC, which is Mr. Kistner. Messrs. Kistner, Cabrera, Kent and Ms. Hugues Vélez also meet the heightened independence requirements of Rule 10A-3 of the Exchange Act.

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Corporate Governance
Compensation Committee
The Compensation Committee sets and administers the policies that govern our executive compensation programs and is responsible for discharging the Board’s responsibilities relating to compensation of our executive officers and directors.
Members Antonio del Valle Perochena (Chair) Phillip R. Cabrera Steven P. Kent Meetings in 2022 5
The Compensation Committee’s duties and responsibilities include the following:
•
Reviews and approves the Company’s executive compensation structure, including salary, bonus, incentive and equity compensation.

•
Reviews and approves objectives relevant to the compensation of the Chief Executive Officer and other executive officers.

•
Evaluates performance against the objectives established for the Chief Executive Officer and determines and approves, or recommends to the Board for approval, the compensation of the Chief Executive Officer based on its evaluation.

•
Makes recommendations to the Board with respect to the Company’s compensation plans that are subject to Board approval, discharges any responsibilities imposed on the Committee by any of these plans, and approves and recommends to the Board any new equity compensation plan or any material change to an existing equity compensation plan.

•
Reviews, approves and makes recommendations to the Board concerning the compensation of the non-employee directors of the Company.

•
Oversees and reviews periodically, as it deems appropriate, the administration of the Company’s employee benefits plans and any material amendments to such plans.

•
Reviews and recommends to the Board for approval the frequency with which the Company will conduct advisory votes on executive compensation, and review and evaluate the results of such advisory votes in the context of future decisions regarding executive compensation.

•
Review and monitor matters related to human capital management, including Company culture, talent development, diversity, equity and inclusion (DEI) programs and initiatives and other environmental, social and governance (ESG) matters.

•
Evaluates performance in relation to the Compensation Committee charter.

Under the Compensation Committee’s charter, the Compensation Committee may, at its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. In addition, it may delegate authority to the Executive Chairman and Chief Executive Officer to approve compensation applicable to non-executive level Company employees, provided that the Compensation Committee reviews and approves the Company’s compensation structures applicable to non-executive level employees on an annual basis.
In 2022, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) primarily to assist the Compensation Committee in determining and structuring executive compensation and to assess the market competitiveness of the Company’s executive compensation program. The Compensation Committee has annually engaged Pearl Meyer for these and related services since 2014. With respect to any advice provided to the Committee by Pearl Meyer, the Compensation Committee received a letter from Pearl Meyer addressing factors relevant to SEC and NYSE rules regarding independence and conflicts of interest. After considering the information provided by Pearl Meyer and other factors, no conflicts of interest with respect to Pearl Meyer were identified by the Compensation Committee, and the Compensation Committee concluded that Pearl Meyer was an independent consultant.

Byline Bancorp, Inc. 2023 Proxy Statement   15

Corporate Governance
The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the NYSE as they apply to members of compensation committees.
Governance and Nominating Committee
The Governance and Nominating Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Governance and Nominating Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters.
Members Antonio del Valle Perochena (Chair) Phillip R. Cabrera Steven P. Kent Meetings in 2022 4
The Governance and Nominating Committee’s duties and responsibilities include the following:
•
Identifies individuals qualified to be directors consistent with the criteria approved by the Board of Directors, subject to any waivers granted by the Board, and recommends director nominees to the full Board of Directors.

•
Develops and recommends to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

•
Reviews and makes recommendations to the Board regarding Board compensation.

•
Oversees strategy and programs related to the Company’s ESG efforts.

•
Leads the Board of Directors in its annual performance review.

•
Takes a leadership role in shaping the corporate governance of our organization.

The Governance and Nominating Committee has adopted a written charter that among other things specifies the scope of its rights and responsibilities. A copy of the Committee’s charter, as well as a copy of the corporate governance guidelines is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Governance and Nominating Committee is composed solely of members who satisfy the applicable independence requirements of the NYSE for governance and nominating committees.
Risk Committee
The Risk Committee is responsible for overseeing our enterprise risk management policies, commensurate with our capital structure, risk profile, complexity, size and other risk related factors.
Members Steven P. Kent (Chair) Roberto R. Herencia Mary Jo S. Herseth Margarita Hugues Vélez William G. Kistner Alberto J. Paracchini Meetings in 2022 10
The Risk Committee’s duties and responsibilities include the following:
•
Monitor management’s assessment of the Company’s aggregate enterprise-wide risk profile.

•
Review and recommend to the Board the articulation and establishment of the Company’s risk tolerance and risk appetite.

•
Oversee risk management infrastructure, profile, and critical risk management policies, including the charter of the Risk Management Committee.

•
Evaluate management’s activities with respect to capital planning, including stress testing and compliance with risk-based capital standards.

•
Provide input regarding the Chief Risk Officer’s performance and the adequacy of the Bank’s risks management functions.

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Corporate Governance
The Risk Committee has adopted a written charter that specifies, among other things, the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under “Corporate Governance Documents” tab.
In addition to the committees described above, the Board of Directors of Byline Bank also has an Executive Credit Committee, a Trust Committee, and an ALCO Committee. The Executive Credit Committee provides oversight of our credit risk management function. This Committee oversees the risk appetite, the development of policies, practices and systems for measuring credit risk and monitors the performance and quality of our credit portfolio. Ms. Herseth is Chairman of the Executive Credit Committee, and the Committee’s other members include Messrs. Herencia, Paracchini, Kent and Cabrera. The Trust Committee provides oversight in implementing policies for the Bank’s Wealth Management and Trust department, as well as practices and controls sufficient to promote high quality fiduciary administration. Mr. Kent is the Chairman of the Trust Committee, and the Committee’s other members include Messrs. Cabrera, Herencia and Ms. Herseth. The ALCO Committee provides oversight of the Asset and Liability Management function. Mr. Cabrera is the Chairman of the ALCO Committee, and the Committee’s other members include Messrs. Herencia, Kent, Paracchini and Ms. Herseth.
Board Oversight of Risk Management
Our Board of Directors believes that effective risk management and control processes are critical to our safety and soundness, our ability to predict and manage the challenges that we face and, ultimately, our long-term corporate success. Our Board of Directors, both directly and through its committees, including the Risk Committee, is responsible for overseeing our risk management processes, with each of the committees of our Board of Directors assuming a different and important role in overseeing the management of the risks we face.
The Risk Committee of our Board of Directors oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face, including our asset-liability, interest rate, liquidity and data privacy/cyber security risks, among other types of risks. Our Risk Committee also reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks we face, including the risk appetite metrics developed by management and approved by our Board of Directors. The Audit Committee of our Board of Directors is responsible for overseeing risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting) and engaging as appropriate with our Risk Committee to assess our enterprise-wide risk framework. The Compensation Committee of our Board of Directors has primary responsibility for risks and exposures associated with our compensation policies, plans and practices, regarding both executive compensation and the general compensation structure. Our Compensation Committee, in conjunction with our Chief Executive Officer, President, Chief Human Resources Officer and other members of our management as appropriate, reviews our incentive compensation arrangements to ensure these programs are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk taking by our employees. The Governance and Nominating Committee of our Board of Directors oversees risks associated with the independence of our Board of Directors and potential conflicts of interest.
Our senior management is responsible for implementing and reporting to our Board of Directors regarding our risk management processes, by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis. Our senior management is also responsible for creating and recommending to our Board of Directors for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.
The role of our Board of Directors in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer, President, Chief Financial Officer, Chief Risk Officer, Chief Accounting Officer, and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board of Directors and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.
Stockholder Engagement and Communicating with Our Board
We believe in proactive and transparent communication and engagement with our stockholders to promote an understanding of the values we maintain, our governance framework, the decisions we make and how me make

Byline Bancorp, Inc. 2023 Proxy Statement   17

Corporate Governance
them, our business strategy and our financial performance, and we welcome receiving communications from our stockholders regarding these matters. Generally, the Board relies on the Chief Executive Officer and other executive officers to speak for the Company, and management is generally responsible for managing our corporate communications and investor relations activities. Throughout the year, our Chief Executive Officer, President and Chief Financial Officer regularly interact with significant stockholders regarding our performance, business strategy and other corporate matters. From time to time, it may be appropriate for one or more of our non-executive directors to speak or meet with stockholders. Any such communication would occur under the direction and oversight of the Chief Executive Officer.
Stockholders may contact the Board or any committee of the Board about matters specific to the Board’s and/or its committees’ oversight responsibilities. Written correspondence may be directed to the Board of Directors at Byline Bancorp, Inc., Attention: Corporate Secretary, 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. Inquiries from stockholders directed to the Board will be received and processed by the Corporate Secretary before being forwarded to the Board, the appropriate Committee or a particular director as designated in the communication.
Director Attendance at Our Annual Meeting and Board Meetings
While we do not have a formal policy regarding our directors’ attendance at the Company’s annual and special meetings, our Board expects each director to attend, either in person or remotely via conference call, the Company’s Annual Meeting of Stockholders each year, absent extenuating circumstances. All our directors serving on the Board in 2022 at that time attended our 2022 annual meeting. We currently anticipate that all our directors will attend the Annual Meeting. During 2023, each of our directors attended at least 90% of the meetings of the Board and Board committees on which they served.
Nominee Recommendations by Stockholders
Stockholders wishing to recommend persons for consideration by the Governance and Nominating Committee as nominees for election to the Board of Directors can do so by writing to the Governance and Nominating Committee at Byline Bancorp, Inc., Attention: Corporate Secretary, 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. Recommendations must include the proposed nominee’s name, biographical data and qualifications as well as a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a director. If all necessary information is provided, the Governance and Nominating Committee will then consider the candidate and the candidate’s qualifications in the same manner as prospective nominees that are identified by the Committee. The Governance and Nominating Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the reasons for making the nomination.
Any stockholder seeking to nominate persons for election to our Board of Directors must comply with our procedures for stockholder nominations described under the heading “Stockholder Proposals.”
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is currently or was previously an officer or employee of Byline or Byline Bank. In addition, none of our executive officers serves or has served as a member of the board of directors, Compensation Committee or other board committee performing equivalent functions of any company or other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a code of business conduct and ethics (the “Code of Ethics”) that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer and persons performing similar functions. Our Board has also adopted a Code of Ethics for Financial Officers. A copy of each code is available, without charge, upon written request to Corporate Secretary, Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 and on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. If we amend or grant any waiver from a provision of our Code of Ethics that applies to our executive officers, we will publicly disclose such amendment or waiver on our website and as required by applicable law, including by filing a Current Report on Form 8-K.

18   Byline Bancorp, Inc. 2023 Proxy Statement

Director Compensation
Byline Bancorp, Inc. Director Compensation Program
Our director compensation program provides that each non-employee director receives an annual cash retainer of $100,000 for his or her service as a member of our Board of Directors, a portion of which may be paid in shares of restricted common stock at the director’s election. In addition, committee members and committee chairpersons receive the following additional cash retainers:
•
$5,000 for each member of the Audit Committee, the Risk Committee and/or the Bank’s Executive Credit Committee;

•
$15,000 for the Chair of the Audit Committee;

•
$7,500 for the Chair of the Compensation Committee;

•
$7,500 for the Chair of the Governance and Nominating Committee;

•
$10,000 for the Chair of the Risk Committee;

•
$15,000 for the Chair of the Bank’s Executive Credit Committee;

•
$3,750 for the Chair of the Bank’s Trust Committee;

•
$3,750 for the Chair of the Bank’s ALCO Committee; and

•
$20,000 for the Lead Director.

Under our director compensation plan, the annual cash retainer fees for directors, committee chairs and committee members are paid in twelve (12) equal monthly installments on the last day of each month, and newly appointed directors and/or committee members, committee chairs or Lead Director of the Board will be paid on a prorata basis in relation to the time served during their first month of service. Directors are allowed to elect to receive up to 100% of their annual board retainer in shares of our common stock to be issued pursuant to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan.
We also reimburse all directors for reasonable and substantiated out-of-pocket expenses incurred in connection with the performance of their duties as directors. We provide insurance policies for directors and officers and will indemnify directors to the fullest extent provided under Byline’s Certificate of Incorporation and By-laws as in effect from time to time.
Directors agree, in connection with their service as directors, that they will not, without the prior consent of Byline, directly or indirectly, provide any material services to any other banking entity which competes in any material respect with Byline and its subsidiaries as long as they serve as a director of Byline (other than services disclosed in writing).
Notwithstanding the above, any director who is an officer of Byline shall not receive any director compensation.

Byline Bancorp, Inc. 2023 Proxy Statement   19

Director Compensation
2022 Director Compensation
The following table lists the individuals who served on our Board of Directors in 2022 and the compensation received for their service as directors in 2022, other than with respect to Mr. Herencia, our Executive Chairman and Chief Executive Officer, and Mr. Paracchini, our President, whose compensation as officers of the Company is detailed in the Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. All compensation paid to directors is for their service to both the Byline Board of Directors and the Byline Bank Board of Directors.
	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Phillip R. Cabrera	112,125	—	112,125
Antonio del Valle Perochena	135,000	—	135,000
Mary Jo S. Herseth	109,583	17,074	126,657
Margarita Hugues Vélez	41,944	50,011	91,955
Steven P. Kent	120,042	—	120,042
William G. Kistner	100,000	33,669	133,669
Steven M. Rull	50,917	—	50,917

(1)
Mr. Rull’s annual cash retainer was prorated due to his retirement from the Board on June 7, 2022.

(2)
Effective June 8, 2021, the Compensation Committee approved a provision to the director compensation program to allow non-employee directors to be paid a portion of the annual board retainer in the form of restricted shares of common stock. These shares were issued on the date of the 2022 Annual Stockholders’ Meeting. Ms. Herseth and Mr. Kistner elected to be paid a portion of the remaining outstanding 2021 fee in shares, 25% ($17,074) and 20% ($13,669), respectively. These shares vested on June 7, 2022.

(3)
Ms. Hugues Vélez and Mr. Kistner elected to be paid a portion of the remaining outstanding 2022 fee in shares, 50% ($50,011 or 1,983 restricted shares) and 20% ($20,000 or 793 restricted shares), respectively. These shares were awarded on June 7, 2022, with a fair market value on the date of grant of  $25.22 and will vest on June 6, 2023.

Director Stock Ownership and Retention Policies
In an effort to align the financial interests of our directors with those of our stockholders and to promote our long-term business objectives, non-employee directors are subject to certain stock ownership and retention requirements pursuant to the policy established by our Board and administered by the Compensation Committee.
Under these ownership policy, our non-employee directors are expected to accumulate shares of our common stock to meet the applicable ownership level within five years of their election or appointment. It is expected that they will acquire the required ownership level by retaining ownership of their equity compensation from the Company. Until the required level is achieved, the individual must retain at least 50% of his or her vested full value shares received as equity compensation.
Our non-employee Directors are required to own a minimum number of shares of our common stock with an aggregate value equal to three times the amount of the Board retainer under our director compensation program.

20   Byline Bancorp, Inc. 2023 Proxy Statement

Human Capital and Social Responsibility
Human Capital and Social Responsibility
We believe in being the bank our customers deserve, which, as embodied in our name, means taking ownership, initiative, action, and responsibility for what we do.
In order to achieve our vision to be the bank our customers deserve, we focus on:
•
Consistently delivering an extraordinary customer experience;

•
Helping our customers bank the way they want to bank;

•
Cultivating a positive culture and great place to work by finding, growing, and retaining talented employees; and

•
Contributing to the local communities in which we work and live to grow and thrive—today and into the future.

To do this, we’ve outlined the Things That Matter (TTM) at Byline—values that guide our business, mission, and team culture:
Our people.
Our greatest asset. We speak, act and treat one another with respect—every day, everywhere and every time.
Obsess about our customers.
Every single experience and interaction matters. Go to extraordinary lengths to convert customers into fans.
Insist on Excellence.
And the highest ethical standards in everything we do.
Embrace change.
Change is constant. Without change, we cannot grow.
Think like an owner.
Be frugal. Take ownership of issues until they are resolved. Present new ideas.
Know the Numbers.
Facts matter. We don’t know our business if we don’t know our numbers.
Fast is better than slow.
Speed matters in business. Get it done. Deliver results.
Inspire.
Respect, challenge and collaborate with each other every day. Teamwork is our greatest strength.
Environmental, Social and Governance (ESG) Mission and Vision Statement
At Byline, we strive to produce long-term value by empowering our customers to bank how they want to bank, cultivating an innovative and collaborative culture and contributing to communities in a meaningful way. We believe in building a future in which all people in the communities we serve have access to the financial tools and resources to build the life of their dreams. We aim to help businesses connect to the people that matter most and rise alongside them. With our sustained commitment to our stakeholders and our environment, we plan to leave the world a better place for generations.

Byline Bancorp, Inc. 2023 Proxy Statement   21

Human Capital and Social Responsibility
We have issued an ESG Report that discusses our ESG strategy and achievements in detail. A copy of this report is located on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab, which report is not incorporated by reference into this proxy statement.
Human Capital
Attracting, developing, and retaining the best people is crucial to our long-term strategy. Our business is about people—our customers and our employees. For additional information, please see the section captioned “Item 1. Business-Human Capital” in our 2022 Annual Report on Form 10-K.
Employee Profile and Diversity
We embrace diversity within our teams and define diversity by both gender and people of color. Our key human capital diversity metrics are as follows:
*
Defined as gender and racial/ethnic diversity, as disclosed. Data as of December 31, 2022.

Talent Attraction, Development and Retention
To facilitate talent attraction, development, and retention across our franchise, we strive to make Byline a diverse, inclusive, safe and healthy workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits, health and welfare programs. We believe the management and development of our employees is key to our strategic growth plan and longer-term succession planning. We seek to encourage and empower our team members to take initiative, make decisions, own their careers and build customer relationships through our programs and employee-led efforts and initiatives throughout Byline Bank.
We have developed initiatives that support physical, emotional, financial, and social wellbeing, including:
•
Competitive, performance-based compensation, including incentives tied to business and individual results;

•
Comprehensive health and welfare benefits offerings;

•
Savings and retirement planning resources through our 401(k) Plan and Employee Stock Purchase Plan;

•
Tuition reimbursement benefits and student loan repayment programs;

•
Adoption assistance;

•
Access to employee assistance plans to help with financial planning, mental health and wellbeing, and personal, family and life issues;

•
Paid parental leave programs;

•
Remote work arrangements and;

•
Paid time off policies.

We recognize the critical importance of providing career development and advancement opportunities for all employees. Accordingly, we provide a variety of formal and informal development opportunities to help employees

22   Byline Bancorp, Inc. 2023 Proxy Statement

Human Capital and Social Responsibility
grow in their current roles and build new skills. During 2022, we continued our focus on development by holding all managers accountable for setting goals, having frequent career development conversations, providing regular coaching and feedback, and recognizing accomplishments of all employees. We introduced resources that allow managers to conduct career conversations based on the desires of the employees and create development opportunities to take on new roles and assignments across the bank. We continued our investment in both leader and manager development in 2022 with a new management program and will continue to invest in these programs in 2023 and beyond.
The 2022 performance management process included the addition of four behavioral competencies expected of all Byline employees that are aligned with our values and our strategic plan: Valuing Differences, Collaborating for Results, Delivering Customer Focused Solutions, and Continuous Improvement. Each employee received feedback and education on these competencies throughout our performance management process and we will create greater accountability in 2023 and beyond.
We strive to optimally deploy existing talent across Byline by focusing on where our employees excel and helping them find their best roles. We believe one example of our success in this effort is our ability to fill vacancies from within. During 2022, 20% of our job postings were filled internally.
We encourage our team members to pursue educational opportunities that will help improve job performance and professional development. Our tuition reimbursement and student loan repayment programs have helped to further this goal for many of our employees. We also support employees in obtaining certifications and taking approved educational courses to support their job and expand their skills.
Talent development is also a key part of our succession planning for executive management. Our Board of Directors oversees the succession planning for executive management on an annual basis. Key development needs are identified through formalized assessments for leadership, business, and executive role-based skills, and collaborative talent review and feedback sessions.
Employee recognition and engagement are important for us. We conducted an annual employee engagement survey with over 90% participation and have continued to see strong improvements in employee engagement year over year. In order to drive engagement, we focus on the following areas:
•
Communication with employees and managers through monthly manager forums, quarterly all employee calls, and business unit town hall meetings. These meetings focus on delivering information on business metrics, but also key information for operating, recognition, and engagement.

•
Work-life balance and flexibility with over 60% of our non-Retail branch employees on a hybrid work schedule and over 36% working fully remote.

•
We provide everyday recognition that celebrates employees living our core values, or “Things That Matter”.

•
Our annual CEO Circle Awards highlight our employees who have demonstrated extraordinary performance during the year and exemplify our values.

Diversity, Equity and Inclusion
To facilitate talent attraction, development, and retention across our franchise, we strive to make Byline a diverse, inclusive, safe, and healthy workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits, health and welfare programs.
The DEI Council, made up of three senior executives and 16 employees with representation across all business units, is the foundation and catalyst for honoring our employees, engaging our customers and community, creating a great place to work, and ultimately driving business success led by our executive team.
We pledge to create an environment where every employee can bring their authentic self to work and know that their unique background, ethnicity, experiences, perspective, and contributions serve to strengthen us and where growth opportunities exist at all levels.
For our customers and community, we seek to demonstrate through our actions our commitment to being better together through community development loans and investments, community service, grants, donations, and sponsorships.
We seek to leverage our current diverse workforce and prominent community outreach efforts to further define and enhance our DEI focus in four key areas:

Byline Bancorp, Inc. 2023 Proxy Statement   23

Human Capital and Social Responsibility
Workforce—Promoting representation at all levels and in all areas and business lines of the bank, with attention on recruiting and developing diverse talent and focusing on engagement and employee recognition.
Workplace—Creating a culture where everyone brings their authentic self to work and knows that their unique background, ethnicity, experiences, perspective, and contribution serve to strengthen the bank.
Community—Building meaningful, productive relationships in the communities we work in.
Marketplace—Providing greater accessibility to banking products, services, and financial education to minority owned small businesses, including in low- and moderate-income areas.
Our Employee Resource Groups (“ERG”) were formed to support development, engagement and inclusion across the organization. These ERGs include Women Empowered by Byline, Latinx, Black, Asian, and LGBTQ+. We held 27 ERG events during 2022 with over 800 total attendees.
Community and Social Impact
We are proud to be a community bank. We are committed to helping the local communities in which we live and work to grow and thrive, today and into the future. One way we do this is by providing employees paid time off to participate in community-based volunteer programs. Throughout the year, employees make a positive impact in their local communities and have found a multitude of special ways to continue volunteer and give back. During 2022, Byline made and/or supported:
*
As of December 31, 2022.

24   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 2	The board recommends a vote FOR this proposal
To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan

The Company’s 2017 Omnibus Incentive Compensation Plan (“2017 Omnibus Plan”) was adopted by the Board of Directors on June 6, 2017, and became effective when it was approved by stockholders on June 14, 2017. As of March 1, 2023, only 142,913 shares of common stock remain available for new award grants under the 2017 Omnibus Plan.
The purpose of the 2017 Omnibus Plan is to promote the long-term financial success of the Company and its subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such successes, and to further align their interests with those of the Company’s stockholders.
At the Annual Meeting, stockholders will be requested to approve an amendment to the 2017 Omnibus Plan to add 1,050,000 shares to the number of shares to allow for continued use of equity incentives through the Plan expiration in 2027.

Description of Proposed Amendment
In determining the number of additional shares needed for new awards under the 2017 Omnibus Plan, we took into consideration our stock price, business performance, competitive pay-for-performance philosophy, regulatory requirements, historical experience, and expected use of equity-based awards in future years.
•
As of December 31, 2022, there were 416,065 shares available for new awards of the original 1,550,000 authorized under the 2017 Omnibus Plan.

•
On February 22, 2023, 273,152 shares were granted, leaving 142,913 shares available for issuance under the Plan for new awards. The shares available account for performance shares at target.

•
The 142,913 remaining available shares combined with the proposed 1,050,000 would provide a total of 1,192,913 shares available to be granted during the remaining term of the plan until its expiration in 2027.

•
The proposed additional 1,050,000 shares represent 2.78% of our outstanding common stock as of April 12, 2023.

•
The Board of Directors is recommending that our stockholders approve the amendment of the 2017 Omnibus Plan to add 1,050,000 shares because it believes the increase in the number of shares reserved for issuance is consistent with the interests of our stockholders.

In analyzing the proposed amendment of the Plan, our Compensation Committee and Board of Directors engaged an independent compensation consultant, Pearl Meyer & Partners, LLC, to assist with recommending the size of the proposed increase in the number of shares that may be issued under the Plan. In doing so, the Compensation Committee and the Board considered both our historical and expected burn rate and the resulting overhang as outlined below:
•
Burn Rate; Longevity of Authorized Shares.   Burn rate (the measure of the annual rate at which companies use shares available for grant in their equity compensation plans), is an important factor for stockholders concerned about stockholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. We calculate our annual burn rate by adding the number of stock options granted plus the number of full value shares awarded and dividing the total by the number of weighted average common shares outstanding. Our burn rate for the fiscal years ended 2022, 2021, and 2020 was 0.81%, 0.85% and 0.46%, respectively. We believe our current three-year average burn rate of 0.71% should be viewed favorably by our stockholders. We do not anticipate that projected issuances of future awards under the Plan

Byline Bancorp, Inc. 2023 Proxy Statement   25

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
will vary materially from our historical awards and estimate that the additional 1,050,000 shares proposed to be authorized for issuance under the Plan will be sufficient for future grants through the life of the Plan.
•
Overhang.   Overhang is a measure that is sometimes used to assess the aggregate dilutive impact of equity programs such as the Plan. Overhang indicates the amount by which existing stockholder ownership would be diluted if the shares authorized for issuance under the 2017 Omnibus Plan, coupled with the shares subject to outstanding awards, were issued. As of April 12, 2023, the Company had outstanding equity awards of 930,852 stock options with a weighted average exercise price of  $11.37 and weighted average remaining term of 2.5 years, and 677,271 restricted stock awards outstanding, and 142,281 available for issuance, which, in aggregate, represents an overhang of approximately 4.6%. The approval of the additional 1,050,000 shares to be authorized for issuance under the Plan would result in overhang of approximately 7.4% relative to the approximately 37,709,728 shares outstanding as of April 12, 2023. We believe this level of overhang should not be viewed as excessive by our stockholders.

Stockholder Approval; Best Practices
The 2017 Omnibus Plan reflects current practices in equity incentive plans that we consider best practices such as:
•
Independent Oversight.   The 2017 Omnibus Plan is administered by the Compensation Committee, which is comprised of independent members of our board of directors.

•
Double Trigger Change in Control Provisions.   The change in control provisions under the 2017 Omnibus Plan do not provide for automatic acceleration of vesting of awards in the event of a change in control. Vesting of outstanding awards will occur if an employee incurs a termination of service without cause or for good reason on or within the two-year period following the change in control.

•
No Evergreen Feature.   The 2017 Omnibus Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

•
Conservative Share Reuse Provision.   Shares subject to an award under the 2017 Omnibus Plan will not be available for reuse if such shares are tendered in payment of a stock option exercise price, delivered or withheld to satisfy any tax withholding obligation, or covered by a stock appreciation right (SAR) (to the extent settled in shares) or other award. Additionally, shares that have been repurchased by the Company using stock option exercise proceeds are not added back to the share reserve.

•
Awards Subject to Clawback.   All awards under the 2017 Omnibus Plan will be subject to any applicable law respecting recapture of compensation or such Company Compensation Clawback policy as may be in effect at the time of grant.

•
Forfeiture Provisions.   In the event the Committee determines that a participant fails to satisfy all of the material terms and conditions of an award, which may include, breach of a restrictive covenant, the participant will forfeit all outstanding awards and repay to the Company upon demand any shares or profits realized with respect to such award.

•
Multiple Award Types.   The 2017 Omnibus Plan permits the issuance of stock options, stock appreciation rights, restricted shares, and other types of equity and cash incentive grants, subject to the share limits of the plan. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax and other standards applicable at the time of grant.

•
No Repricing without Stockholder Approval.   The exercise price of stock options and SARs may not be reduced, including through amendment, cancellation and exchange for another award or cash payment or other consideration, without approval of the Company’s stockholders.

Description of the 2017 Omnibus Plan
The following is a description of the terms of the 2017 Omnibus Plan. This description is qualified in its entirety by reference to the plan document, incorporated herein by reference.
General Information Regarding the Plan
The Board adopted the 2017 Omnibus Plan, and Byline’s stockholders approved it, in connection with our initial public offering. The purpose of the 2017 Omnibus Plan is to attract, retain and motivate key employees (including

26   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
prospective employees), consultants and non-employee directors of the Board who may perform services for the Company and its subsidiaries, to align their interests with the interests of Byline’s stockholders and to promote ownership of Byline’s equity by award grantees. To accomplish this purpose the 2017 Omnibus Plan provides for the grant of stock options (both stock options intended to meet the requirements of  “incentive stock options” under Section 422 of the Code and “non-qualified stock options” that do not meet such requirements), stock appreciation rights (“SARs”), restricted stock, restricted stock units, dividend equivalent rights and other equity-based, equity-related or cash-based awards (including performance share awards and performance units settled in cash) (collectively, “awards”).
The Board may from time to time suspend, discontinue, revise or amend the 2017 Omnibus Plan in any respect but, subject to certain exceptions, no such amendment may materially adversely impair the rights of a grantee without the grantee’s consent. Unless sooner terminated by the Board, the 2017 Omnibus Plan will terminate on June 14, 2027 (the tenth anniversary of the date on which the 2017 Omnibus Plan became effective), but awards previously granted will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and applicable award agreements.
The 2017 Omnibus Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it qualified (or intended to be qualified) under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
Shares Subject to the 2017 Omnibus Plan
A total of 1,550,000 shares of our common stock are currently reserved under the 2017 Omnibus Plan. If an award granted under the 2017 Omnibus Plan expires, is forfeited or is settled in cash, the shares of our common stock not acquired pursuant to the award will again become available for subsequent issuance under the 2017 Omnibus Plan. Shares of our common stock subject to awards that are assumed, converted or substituted under the 2017 Omnibus Plan as a result of our acquisition of another company will not be counted against the number of shares that may be granted under the 2017 Omnibus Plan. With respect to awards of stock-settled SARs, the total number of shares that may be granted under the 2017 Omnibus Plan will be reduced by the full number of shares underlying the exercised portion of such award (rather than only the number of shares actually delivered upon exercise). The following types of shares under the 2017 Omnibus Plan will not again become available for the grant of new awards under the 2017 Omnibus Plan: (i) shares withheld to satisfy any tax withholding obligation, (ii) shares tendered to, or withheld by, us to pay the exercise price of an option and (iii) shares covered by a SAR (to the extent that it is settled in shares).
The aggregate number of shares of our common stock that may be granted to any employee during a fiscal year in the form of awards (other than stock options and SARs) that are intended to be “performance-based compensation” for purposes of Section 162(m) of the Code, may not exceed 184,211 shares. The maximum number of shares of our common stock that may be granted to any single individual during a fiscal year in the form of stock options may not exceed 200,000 shares. The maximum number of shares of our common stock that may be granted to any single individual during a fiscal year in the form of SARs may not exceed 200,000 shares. Aggregate awards to any one non-employee director in respect of any fiscal year, solely with respect to his or her service as a director, may not exceed $2,000,000 based on the aggregate value of cash awards and fair market value of stock-based awards, in each case, determined as of the date of grant.
Administration of the 2017 Omnibus Plan
The 2017 Omnibus Plan is administered by the Compensation Committee of the Board, (and its delegates) unless the Board determines otherwise. Subject to the terms of the 2017 Omnibus Plan, the Compensation Committee determines which employees, consultants and non-employee directors will receive awards under the 2017 Omnibus Plan, the dates of grant, the number and types of awards to be granted, the exercise or purchase price of each award, and the terms and conditions of the awards, including the period of their exercisability and vesting and the fair market value applicable to a stock award.
In addition, the Compensation Committee has the authority to determine whether any award may be settled in cash, shares of our common stock, other securities or other awards or property. The Compensation Committee has the authority to interpret the 2017 Omnibus Plan and may adopt any administrative rules, regulations, procedures and guidelines governing the 2017 Omnibus Plan or any awards granted under the 2017 Omnibus Plan as it deems to be appropriate. The Compensation Committee may also delegate any of its powers, responsibilities or duties to any person

Byline Bancorp, Inc. 2023 Proxy Statement   27

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
who is not a member of the Compensation Committee or any administrative group within the Company. Our Board of Directors may also grant awards or administer the 2017 Omnibus Plan.
Conditions on Awards
All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2017 Omnibus Plan. The Compensation Committee may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon the attainment of performance goals, continuation of service, or any other term or conditions. The vesting conditions placed on any award need not be the same with respect to each grantee and the Compensation Committee has the sole discretion to amend any outstanding award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the award agreement.
Each award granted under the 2017 Omnibus Plan shall be evidenced by an award agreement, which shall govern that award’s terms and conditions. In the case of any conflict or potential inconsistency between the 2017 Omnibus Plan and a provision of any award or award agreement with respect to an award, the 2017 Omnibus Plan shall govern.
Types of Awards
The 2017 Omnibus Plan provides for the grant of stock options intended to meet the requirements of  “incentive stock options” under Section 422 of the Code as well as “non-qualified stock options” that do not meet such requirements, SARs, restricted stock, restricted stock units, dividend equivalent rights and other equity-based, equity-related or cash-based awards (including performance-based awards).
Stock Options
An award of a stock option gives a grantee the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period (if any), at an exercise price equal to at least 100% of the fair market value of our common stock on the grant date. The term of a stock option may not exceed 10 years from the date of grant. Incentive stock options may only be granted from a plan that has been approved by our stockholders and will be exercisable in any fiscal year only to the extent that the aggregate fair market value of our common stock with respect to which the incentive stock options are exercisable for the first time does not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant. The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option, (iv) other legal consideration approved by the Company and permitted by applicable law or (v) any combination of the foregoing.
Stock Appreciation Rights (SARs)
A SAR entitles the grantee to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a grantee upon the exercise of a SAR may be either in cash, shares of our common stock or other securities or property, or a combination of the foregoing, as determined by the Compensation Committee.
Restricted Stock
A restricted stock award is an award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed or other conditions have been satisfied, as determined by the Compensation Committee, and which will be forfeited if the conditions to vesting are not met. The Compensation Committee will issue a certificate in respect to the shares of restricted stock, unless the Compensation Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event a certificate is issued it may be registered in the name of the grantee, and the Company will hold the certificate until the restrictions upon the award have lapsed. During the period that any restrictions apply, the transfer of stock awards is generally prohibited. Grantees have full voting rights with respect to their restricted shares. Unless the Compensation Committee determines

28   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
otherwise, all ordinary cash dividend payments or other ordinary distributions paid upon a restricted stock award will be retained by us and will be paid to the relevant grantee (without interest) when the award of restricted shares vests and will revert back to us if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to us.
Restricted Stock Units
A restricted stock unit is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the grantee in the future. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash, shares of our common stock or other securities or property, or a combination of the foregoing, as determined by the Compensation Committee.
Dividend Equivalent Rights
Dividend equivalent rights entitle the grantee to receive amounts equal to all or any of the ordinary cash dividends that are paid on the shares underlying a grant while the grant is outstanding. Dividend equivalent rights may be paid in cash, in shares of our common stock or in another form. The Compensation Committee will determine whether dividend equivalent rights will be conditioned upon the exercise of the award to which they relate (subject to compliance with Section 409A of the Code) and other terms and conditions, as determined by the Compensation Committee. No dividends may be paid unless and until an award vests.
Other Stock-Based or Cash-Based Awards
Under the 2017 Omnibus Plan, the Compensation Committee may grant other types of equity-based, equity-related or cash-based awards subject to such terms and conditions that the Compensation Committee may determine. Such awards may include the grant or offer for sale of unrestricted shares of our common stock, performance share awards and performance units settled in cash.
Performance-Based Awards
At the discretion of the Compensation Committee, other stock-based or cash-based awards may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (taking into account any transition relief available thereunder). In such event, the performance-based award will be determined based on the attainment of written objective performance goals based on one or more of the Performance Criteria (as defined below) and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index. The performance goal(s) must be approved by the Compensation Committee for a performance period established by the Compensation Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. When setting performance goals, the Compensation Committee will also prescribe a formula to determine the amount of the performance-based award that may be payable upon the level of attainment of the performance goals during the performance period. Following the completion of each performance period, the Compensation Committee will have the sole discretion to determine whether the applicable performance goals have been met with respect to each individual, and if they have, will certify the amount of the applicable performance-based award. The amount of a performance-based award actually paid may be less (but not more) than the amount determined according to the formula, at the discretion of the Compensation Committee.
If performance goals are established by the Compensation Committee in connection with the grant of an award, they will be based upon performance criteria which may include one or more of the following (“Performance Criteria”): (1) return measures (including, but not limited to, total stockholder return; return on equity; return on tangible common equity; return on tier 1 common equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital)); (2) revenues (including, but not limited to, total revenue; gross revenue; net revenue; revenue growth; and net sales); (3) income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income after cost of capital; net interest income; non-interest income; fee income; net interest margin; operating income (before or after taxes); pre- or after-tax income or loss; pre- or after-tax operating income; net earnings; net income or loss; operating margin; gross margin; and adjusted net income); (4) expense measures (including, but not limited to, expenses; operating efficiencies; non-interest expense and operating/

Byline Bancorp, Inc. 2023 Proxy Statement   29

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
efficiency ratios; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable)); (5) balance sheet/risk management measures (including, but not limited to, loans; deposits; assets; tangible equity; charge-offs; net charge-offs; non-performing assets or loans; risk-weighted assets; classified assets; criticized assets; allowance for loans and lease losses; loan loss reserves; asset quality levels; year-end cash; investments; interest-sensitivity gap levels; regulatory compliance; satisfactory internal or external audits; financial ratings; stockholders’ equity; tier 1 capital; and liquidity); (6) cash flow measures (including, but not limited to, cash flow or cash flow per share (before or after dividends); and cash flow return on investment); (7) share price measures (including, but not limited to, share price; appreciation in and/or maintenance of share price; and market capitalization); (8) strategic objectives (including, but not limited to, market share; debt reduction; operating efficiencies; customer satisfaction; customer or household growth; employee satisfaction; research and development achievements; branding; mergers and acquisitions; succession management; people development; management retention; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; and recruiting and maintaining personnel); and (9) other measures (including, but not limited to, financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions). Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items, and to the extent permitted under Section 162(m) of the Code (taking into account any transition relief available thereunder), the Compensation Committee may provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the Performance Criteria for one or more of the items of gain, loss, profit or expense.
Adjustments
In connection with a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, the Compensation Committee will make adjustments as it deems appropriate in (i) the maximum number of shares of our common stock reserved for issuance as grants, (ii) the maximum number of stock options, SARs or awards intended to qualify as “performance-based compensation” that any individual participating in the 2017 Omnibus Plan may be granted in any fiscal year, (iii) the number and kind of shares covered by outstanding grants, (iv) the kind of shares that may be issued under the 2017 Omnibus Plan and (v) the terms of any outstanding stock awards, including exercise or strike price, if applicable.
Amendment; Termination
Our Board of Directors may amend or terminate the 2017 Omnibus Plan at any time, provided that no such amendment may materially adversely impair the rights of a grantee of an award without the grantee’s consent. Our stockholders must approve any amendment to the extent required to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by our Board of Directors or extended with stockholder approval, the 2017 Omnibus Plan will terminate on the day immediately preceding the tenth anniversary of the date on which our stockholder approved the 2017 Omnibus Plan, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.
Change in Control
Unless the Compensation Committee determines otherwise, or as otherwise provided in the applicable award agreement, (i) in the case of a grantee other than a non-employee director, if such grantee’s employment is terminated by us without “cause” (as defined in the 2017 Omnibus Plan) or the participant resigns his or her employment for “good reason” (as defined in the 2017 Omnibus Plan), in either case, on or within two years after a “change in control” (as defined in the 2017 Omnibus Plan), (A) all outstanding awards will become fully vested (including lapsing of all restrictions and conditions), and, as applicable, exercisable and (B) any shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such grantee’s termination of employment and (ii) in the case of a non-employee director grantee, each award will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable upon a “change in control” (as defined in the 2017 Omnibus Plan), and any shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such change in control. As of the change in control date, any outstanding performance-based awards will be deemed earned at the greater of the target level and the actual performance level at the date of the change in control with respect to all open performance periods and will cease to be subject to any further performance conditions.

30   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
In the event of a change in control, the Compensation Committee may also (i) provide for the assumption of or the issuance of substitute awards, (ii) provide that for a period of at least 20 days prior to the change in control, stock options or SARs that would not otherwise become exercisable prior to a change in control will be exercisable as to all shares of common stock, as the case may be, subject thereto and that any stock options or SARs not exercised prior to the consummation of the change in control will terminate and be of no further force or effect as of the consummation of the change in control, (iii) modify the terms of such awards to add events or conditions (including the termination of employment within a specified period after a change in control) upon which the vesting of such awards will accelerate, (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Compensation Committee) after closing or (v) settle awards for an amount of cash or securities equal to their value (in the case of stock options and SARs that are settled in cash, the value of such awards will be equal to their in-the-money spread value, if any, of such awards, as determine in the sole discretion of the Compensation Committee). In the event that the consideration paid in the change in control includes contingent value rights, earnout or indemnity payments or similar payments, then the compensation committee will determine if awards settled pursuant to item (v) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Compensation Committee in its sole discretion) or (b) entitled to a share of such contingent consideration.
In general terms, except in connection with any initial public offering and except as expressly defined in an award agreement, a change in control under the 2017 Omnibus Plan occurs if following the completion of this offering:
•
during any period of not more than 36 months, individuals who constitute the Board of Directors as of the beginning of the period whose appointment or election is endorsed by two-thirds of the incumbent directors no longer constitute a majority of the Board;

•
a person, other than MBG Investors I, L.P. or any of its direct or indirect subsidiaries, becomes a beneficial owner, directly or indirectly, of our capital stock representing 50% of the voting power of our outstanding capital stock;

•
we merge into another entity, unless (i) the business combination is with MBG Investors I, L.P. or any of its direct or indirect subsidiaries or (ii) (a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the board of directors prior to the merger constitutes at least 50% of the board of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 50% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent;

•
we sell or dispose of all or substantially all of our assets (other than to MBG Investors I, L.P. or any of its direct or indirect subsidiaries); or

•
we are liquidated or dissolved.

Clawback
All awards under the 2017 Omnibus Plan will be subject to any applicable law respecting recapture of compensation or such Company Compensation Clawback policy as may be in effect at the time of grant.
New Plan Benefits
Because grants under the 2017 Omnibus Plan are discretionary, the Company cannot now determine the number of awards that will be granted in the future to any particular executive officer, to all executive officers as a group or to non-executive officer employees or directors as a group. The number of such awards will be determined by the Compensation Committee from time to time in accordance with the terms of the 2017 Omnibus Plan, as amended.

Byline Bancorp, Inc. 2023 Proxy Statement   31

Proposal 2: To approve an amendment to the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2022, regarding our equity compensation plans that provide for the award of equity securities or the grant of options to purchase equity securities of the Company to employees and directors of Byline and its subsidiaries:
	(A)	(B)	(C)
Plan Category	Number of Securities to be issued upon exercise of outstanding options or vesting of outstanding restricted stock grants	Weighted average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (A)
Equity compensation plans approved by stockholders
2017 Omnibus Incentive Compensation Plan	581,337	N/A	416,065
Equity compensation plans not approved by stockholders
Byline Bancorp Equity Incentive Plan	768,564	$11.31	—
First Evanston Option Exchange	162,288	$11.66	—
Total	1,512,189		416,065
Required Vote
The approval of the amendment of the Byline Bancorp, Inc. 2017 Omnibus Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE BYLINE BANCORP, INC. 2017 OMNIBUS INCENTIVE COMPENSATION PLAN.

32   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 3	The board recommends a vote FOR this proposal
Approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement

During the fiscal year ended December 31, 2022, we exited “emerging growth company” status as defined in the Jumpstart Our Business Startups Act. As such, our stockholders will have their first opportunity to cast a non-binding advisory vote to approve our executive compensation at the Annual Meeting in 2023 known as “Say-on-Pay”. We have historically been regularly connected to our largest investors. As we continue to evolve, we intend to broaden our stockholder engagement efforts and facilitate open and ongoing dialogues with key stakeholders to help ensure that we have a regular pulse on investor perspectives. In the future, we will consider the feedback we receive from our major stockholders as well as the outcome of Say-on-Pay votes when making compensation decisions regarding our named executive officers (“NEOs”). Following the Say-on-Pay vote at the Annual Meeting and depending on the outcome of Proposal No. 4 (regarding the frequency of future Say-on-Pay votes), our next Say-on-Pay vote is expected to occur at our 2024 annual meeting of stockholders.
As required pursuant to Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. As discussed above, although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

Executive Compensation
The Company believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay-for-performance and are strongly aligned with the long-term interests of stockholders. As more fully set forth under “Executive Compensation—Compensation Discussion & Analysis,” the Compensation Committee has taken a number of actions in recent years to further strengthen the Company’s compensation philosophy and objectives and the percentage of the compensation of senior executives which is “at risk.” As always, the Compensation Committee will continue to review all elements of the executive compensation program and take any steps it deems necessary to continue to fulfill the objectives of the program.
Stockholders are encouraged to carefully review the “Executive Compensation—Compensation Discussion & Analysis” section of this Proxy Statement for a detailed discussion of the Company’s executive compensation program. Because this stockholder vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
The Board has authorized a stockholder vote on the compensation of the Company’s named executive officers as reflected in the Compensation Discussion & Analysis, including the disclosures regarding named executive officers compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement. This proposal, commonly known as a Say-on-Pay proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
“Resolved, that the stockholders of Byline Bancorp, Inc. approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement for the 2023 Annual Meeting of Stockholders.”

Byline Bancorp, Inc. 2023 Proxy Statement   33

Proposal 3: Approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement
Required Vote
The approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

34   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 4	The board recommends a vote FOR this proposal
Approval of, on an advisory (non-binding) basis, the frequency of future Stockholder advisory votes to approve the compensation of the Company’s named executive officers

As required by Section 14A of the Exchange Act, every six years, the Company will provide stockholders with an opportunity to vote to approve, on an advisory basis, the frequency of the Say-on-Pay vote as described in Proposal No. 3. We are asking stockholders whether future Say-on-Pay votes should be held every year.

Frequency of Say-on-Pay Advisory Vote
After careful consideration, our Board recommends that stockholders vote “FOR ONE YEAR” as the frequency of future Say-on-Pay votes for a number of reasons, including the following:
•
An annual Say-on-Pay vote allows us to obtain stockholder input on our executive compensation program on a more consistent basis which aligns more closely with our objective to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and practices;

•
A one-year frequency provides the highest level of accountability and communication by enabling the Say-on-Pay vote to correspond with the most recent executive compensation information presented in our proxy statement for the annual meeting;

•
A longer approach may make it more difficult for the Compensation Committee to understand and respond to the voting results because it may be unclear whether the stockholder vote pertains to the most recent executive compensation information presented in our proxy statement or to pay practices from the previous two years or both; and

•
Holding Say-on-Pay votes annually reflects sound corporate governance principles and is consistent with a majority of institutional investor policies.

We are asking our stockholders to vote for a ONE YEAR frequency when voting in response to the following resolution at the Annual Meeting:
“Resolved, that the frequency option of every one year, two years or three years, that receives the highest number of votes cast, will be determined to be the recommended frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in the proxy statement for the annual meeting of stockholders.”

Byline Bancorp, Inc. 2023 Proxy Statement   35

Proposal 4: Approval of, on an advisory (non-binding) basis, the frequency of future Stockholder advisory votes to approve the compensation of the Company’s named executive officers
Required Vote
The approval of, on an advisory (non-binding) basis, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers; requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A FREQUENCY OF “ONE YEAR” AS THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

36   Byline Bancorp, Inc. 2023 Proxy Statement

Proposal 5	The board recommends a vote FOR this proposal
Ratification of Independent Registered Public Accounting Firm

Under its charter, the Audit Committee has the sole authority to appoint or replace our independent registered public accounting firm, subject to stockholder approval, and has direct responsibility for the compensation and oversight of such firm. Our independent registered public accounting firm for the fiscal year ended December 31, 2022, was Moss Adams LLP (“Moss Adams”) and the Audit Committee has engaged Moss Adams for the fiscal year ending December 31, 2023.

The Board is submitting for ratification by our stockholders at the Annual Meeting the appointment of Moss Adams as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Moss Adams has served as our independent auditor since 2013. In considering the reappointment of Moss Adams for 2023, the Audit Committee reviewed, among other considerations, the quality of services provided, both historically and in connection with the most recent audit; Moss Adams’ capability and expertise, particularly with respect to the financial services industry and its resources; the communication and interaction by Moss Adams’ audit team with the Audit Committee and management; the firm’s independence, objectivity and professional skepticism; and the appropriateness of Moss Adams’ fees.
The Board has invited representatives of Moss Adams to be present at the Annual Meeting and expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.
Fees Paid to Moss Adams LLP
The following is a summary and description of the aggregate fees for professional services provided by Moss Adams LLP to Byline and its subsidiaries for the fiscal years ended December 31, 2022, and 2021, as well as all out-of-pocket costs incurred in connection with these services that were billed to us.
	2022	2021
Audit Fees	$980,000	$819,000
Audit-Related Fees	$23,000	$19,000
Total	$1,003,000	$838,000
Audit Fees.   Audit fees consist primarily of fees and expenses for the audits of our annual consolidated financial statements as well as the review of interim condensed consolidated financial information included in the reports we filed with the SEC. Also included are fees for services normally provided by an independent auditor in connection with statutory and regulatory filings. Audit fees for 2022 includes consent procedures related to SEC Forms S-3 and S-4.
Audit-Related Fees.   Audit-related fees consist of fees related to the audit or review of the financial statements of our 401(k) Plan.

Byline Bancorp, Inc. 2023 Proxy Statement   37

Proposal 5: Ratification of Independent Registered Public Accounting Firm
Audit Committee Preapproval Policies and Procedures
All of the fees and services described above under “audit fees” and “audit-related fees” were pre-approved by the Audit Committee. Pursuant to its charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent public accounting firm. These services may include audit services, audit-related services, tax services and other services. In connection with the pre-approval of any permissible tax services or services related to internal control over financial reporting, the Audit Committee charter provides that the Audit Committee will discuss with the independent public accounting firm the potential impact on the firm’s independence in providing such services. Any pre-approval is subject to receipt of details as to the service or category of services to be provided and the provision of supporting documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member must report any decisions to the Audit Committee at the next scheduled meeting.
Required Vote
The approval of the ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR.

38   Byline Bancorp, Inc. 2023 Proxy Statement

Report of the Audit Committee
The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and is composed of directors that are “independent” as defined under the NYSE corporate governance listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee operates under a written charter approved by the Board of Directors and held 15 meetings during fiscal year 2022. A copy of the charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.
Management is responsible for the Company’s internal control over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the Company’s internal audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include Byline’s 2022 audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2022 filed with the SEC.
This report is submitted on behalf of the current members of the Audit Committee:
William G. Kistner (Chair) Phillip R. Cabrera Steven P. Kent Margarita Hugues Vélez
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

Byline Bancorp, Inc. 2023 Proxy Statement   39

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion & Analysis (“CD&A”) explains our executive compensation program for our named executive officers (“NEOs”) listed below. This CD&A also describes the Compensation Committee’s process for making pay decisions, as well as its rationale for specific decisions related to the fiscal year ended December 31, 2022.
Named Executive Officer	Principal Position
Roberto Herencia	Executive Chairman and Chief Executive Officer
Alberto J. Paracchini	President
Thomas J. Bell III(1)	Executive Vice President, Chief Financial Officer and Treasurer
Thomas S. Abraham	President, Byline Small Business Capital
Brogan M. Ptacin	Head of Commercial Banking
Lindsay Corby(2)	Former Executive Vice President, Chief Financial Officer

(1)
Mr. Bell was promoted from his role as Senior Vice President, Treasurer, to Executive Vice President, Chief Financial Officer and Treasurer, effective August 15, 2022.

(2)
Ms. Corby terminated effective September 2, 2022.

Executive Summary
2022 Performance Highlights
Byline executed its strategy well throughout 2022 and our focus on customers allowed us to experience solid loan and deposit growth despite a slowing economic environment. We reported strong results all year, as we remained focused on executing our strategy of disciplined organic growth in loans and deposits in order to drive higher profitability. We delivered positive operating leverage as a result of increased revenues of 4% while continuing to invest in our businesses. Our results were driven by growth in net interest income supported by loan and deposit growth and the benefit of rising interest rates.
Key financial and strategic highlights for 2022 included:
•
Net income of  $88.0 million, or $2.34 per diluted share

•
Pre-tax pre-provision return on average assets of 1.97%(1)

•
Return on average assets 1.25%

•
Return on average tangible common equity 15.15%(1)

•
Efficiency ratio of 54.99%

(1)
Represents non-GAAP financial measure. For further discussion regarding, and a reconciliation of, our non-GAAP to GAAP financial measures, see “GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures” in our Annual Report on Form 10-K filed with the SEC on March 7, 2022.

We continue to take a prudent and disciplined approach to expense management to drive full-year positive operating leverage, while investing in the future. We are balancing continuous improvements and investments for growth, in addition to balancing physical branch presence with our digital offerings.

40   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
Good Compensation Governance
The program is built on a foundation of best-in-class compensation governance practices and policies:
What We Do	What We Don’t Do

Pay for Performance
•
We base our annual incentive compensation programs on the achievement of corporate and individual performance measures that are tied directly to our business strategy.

•
We link a significant portion of compensation to performance using short-term (cash) and long-term (equity) compensation.

Emphasize Long term Performance
•
Equity programs reward performance over a three-year time horizon.

Equity Awards
•
We grant equity awards that have “double trigger” equity vesting provisions upon a change in control.

Stock Ownership Commitment
•
Our stock ownership policy ensures that our executive officers and directors own an appropriate amount of our common stock, which aligns their interests with our stockholders.

Clawbacks
•
Our policy requires the recoupment of any excess incentive compensation paid to our executive officers if we are required to restate our financial statements due to material noncompliance with any financial reporting requirement under applicable securities laws.

Risk Management
•
Our compensation plans are evaluated annually by our risk management professionals and our Compensation Committee, as part of its effort to ensure our compensation plans do not encourage imprudent risk taking.

•
We employ a variety of performance metrics to deter excessive risk-taking by elimination any incentive focus on a single performance goal.

•
We have built in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance, or leading indicators of future financial results.

Compensation Benchmarking
•
We use a defined peer group for benchmarking, and the Compensation Committee periodically reviews the peer group to ensure the peer companies remain relevant and appropriate.

Engage Independent Advisor
•
The Compensation Committee uses the services of an independent compensation consultant.

No Hedging or Pledging of Company Stock
•
We have a policy that prohibits all executive officers and directors from entering into any transaction designed to hedge or offset changes in the market value of our stock. The policy also prohibits holding our stock in a brokerage margin account or pledging our stock as collateral for a loan.

No Extensive Use of Employment Agreements
•
We limit the use of employment agreements to our Executive Chairman and CEO, President, CFO, and the President of our Small Business Capital business unit.

No Significant Perquisites
•
We do not provide significant perquisites to our executive officers.

No Golden Parachute Tax Grossups
•
We do not allow for tax grossups under employment agreements or other severance plans.

No Multiyear Compensation Guarantees.
•
Our employment agreements and compensation plans generally do not provide for any multiyear compensation guarantees.

No Unearned Dividends Paid
•
We accrue dividends on performance based restricted stock awards during performance periods, but the dividends are not paid until the award vests.

As we continue to grow, the Compensation Committee will review and adjust the design of the executive compensation program to ensure it remains aligned with our business objectives, talent strategy and market practices.

Byline Bancorp, Inc. 2023 Proxy Statement   41

Executive Compensation
2022 Executive Compensation Program At-A-Glance
The objective of our executive compensation program is to attract, retain, and motivate leaders who are committed to executing on our business strategy and creating long-term value for our stakeholders. To help us achieve these objectives, the Compensation Committee has designed an executive compensation program that consists of fixed and variable pay elements in the form of base salaries, annual short-term cash and long-term equity incentives. Our executive compensation program emphasizes performance-based compensation and is designed to tie directly to the drivers of value creation for the Company’s stockholders, as summarized below.
Key Elements
Pay Element	Form	Performance Metric
Base Salary	Cash	• Base salary is set at market-competitive levels
Short-Term Incentives	Cash	• 70% Corporate Financial Performance (Corporate Scorecard) • 30% Individual Performance
Long-Term Incentives	50% Performance Shares	• Three-year relative return on average assets (ROAA)
	50% Restricted Shares	• Stock price
Based on our performance and consistent with the design of our program summarized above, the Compensation Committee made the following executive compensation decisions for fiscal year 2022:
•
Base Salaries:   Messrs. Herencia and Paracchini did not receive base salary adjustments in 2022. The Compensation Committee approved base salary increases for Ms. Corby (10%) and Messrs. Bell (4%), Abraham (5%), and Ptacin (4%). In addition, Mr. Bell received a 33% increase effective August 15, 2022, in conjunction with his promotion to Executive Vice President, Chief Financial Officer and Treasurer. See “Base Salary” in this CD&A for details.

•
Short-Term Incentives:   Seventy (70) percent of a named executive officer’s annual incentive award is based on achievement against our corporate performance scorecard, which for 2022 was 108% of target. Thirty (30) percent of a named executive officer’s annual incentive award is based on individual performance. Based on the assessment of the Board, the individual performance of the named executive officers yielded between 30% and 41% of target for that portion of the award. Mr. Abraham’s annual incentive award is based 100% on the result of the Small Business Capital scorecard, which achieved 138% of target. See “Short-Term Incentives” in this CD&A for details.

•
Long-Term Incentives:   For 2022, the annual awards under our long-term incentive program (“LTIP”) were granted using a mix of 50% performance shares and 50% time-based restricted shares, with target award opportunities based on a percentage of base salary. In addition, consistent with the terms of the LTIP, the named executive officers earned 107.39% of their target performance shares for the 2020-2022 performance cycle. Mr. Abraham’s 2022 LTIP award is 100% time-based. See “Long-Term Incentives” in this CD&A for details.

As we continue to grow, the Compensation Committee will review and adjust the design of the executive compensation program to ensure it remains aligned with our business objectives, talent strategy and market practices.
What Guides Our Program
Executive Compensation Philosophy & Objectives
To accomplish our business and growth objectives, we must be able to attract and retain talented executives whose skills and experience enable them to contribute to our long-term success. To that end, the philosophy, and principal objectives of our executive compensation programs are to attract, fairly compensate, appropriately incentivize, and retain superior executive talent in a manner that aligns their long-term interests with those of our stockholders. The compensation philosophy, policy and program supports, reinforces, and aligns our values, business strategy, operational, and financial needs with the goals of profitability and growth, while operating in a safe and prudent manner.

42   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
We operate a compensation philosophy based on key principles that guide the development of our compensation programs, practices, and policies. These key principles include, but are not limited to, the following:
1.
Align compensation programs, practices, policies and decisions with stockholder and other stakeholder interests.

2.
Reinforce a business-oriented culture that rewards executives for results consistent with:

a.
High ethical standards

b.
Appropriate risk-taking

c.
Respect for all employees

d.
Performance against business goals and objectives

Our executive compensation program is designed to be:
•
Competitively Positioned:   The successful operation of the bank requires an experienced and talented senior management team. To hire and retain the required level of talent, the bank’s executive compensation program must be competitive with respect to both total compensation and each individual compensation component.

•
Performance-Driven and Stockholder-Aligned:   The compensation program should encourage and reward excellent performance from the senior management team. The Bank will develop a market-competitive total compensation package that drives the achievement of key business objectives, is aligned with the institution’s overall performance, and is tied to the attainment of individual and corporate performance objectives. The compensation program will maintain the appropriate balance between base compensation and short- and long-term incentive opportunities. Compensation levels are linked to the long-term performance and sustainability of the Bank.

•
Responsibly Governed:   Decisions about compensation should be guided by best-practice governance standards and rigorous processes that encourage prudent decision-making. Controls are in place for the proper administration and oversight of the compensation programs. Employees should balance potential outcomes with appropriate risk-taking. The Company expects employees to act in a manner consistent with the highest ethical standards. Results obtained through deceptive tactics or inconsistent with our values and culture are not rewarded. We have incorporated this thinking into our compensation programs, practices, and policies. These include but are not limited to claw backs (i.e., the recoupment of past incentive compensation due to error or misrepresentation), discretionary downward adjustments to incentive compensation, employment decisions, and disciplinary actions.

The Decision-Making Process
The Role of the Compensation Committee.   The Compensation Committee sets and administers the policies that govern our executive compensation programs and is responsible for discharging the Board’s responsibilities relating to compensation of our executive officers and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities. A copy of the Committee’s charter is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab. The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the NYSE as they apply to members of compensation committees.
The Role of Management.   Our Chief Executive Officer, President, and Chief Human Resources Officer, working with internal resources as well as with our Compensation Committee’s compensation consultant, review our executive compensation program on an annual basis and make recommendations as to the type and amount of compensation based on its review of peer group and other market data, individual performance and other factors. Our Chief Executive Officer and President make recommendations to our Compensation Committee regarding the compensation of our executives other than themselves based on these same factors. Our Chief Executive Officer, President, and Chief Human Resources Officer typically attend meetings of our Compensation Committee but do not participate in any discussions regarding their own compensation.
The Role of the Independent Compensation Consultant.   In 2022, the Compensation Committee retained Pearl Meyer primarily to assist the Compensation Committee in determining and structuring executive compensation and

Byline Bancorp, Inc. 2023 Proxy Statement   43

Executive Compensation
to assess the market competitiveness of the Company’s executive compensation program. The Compensation Committee has annually engaged Pearl Meyer for these and related services since 2014. With respect to any advice provided to the Committee by Pearl Meyer, the Compensation Committee received a letter from Pearl Meyer addressing factors relevant to SEC and NYSE rules regarding independence and conflicts of interest. After considering the information provided by Pearl Meyer and other factors, no conflicts of interest with respect to Pearl Meyer were identified by the Compensation Committee, and the Compensation Committee concluded that Pearl Meyer was an independent consultant.
Compensation Benchmarking and Decisions
The Compensation Committee’s objective is to set a competitive level of total compensation for each NEO as compared with executive officers in similar positions at peer companies. For purposes of benchmarking 2022 compensation levels, in conjunction with the recommendation of Pearl Meyer, the Compensation Committee considered publicly available data for a group of peer companies listed below along with industry-specific survey data where appropriate. Selection criteria used to establish the competitive market for the NEOs, generally include:
•
Industry:   Commercial banks and savings banks/thrifts listed on a national exchange and located in the contiguous U.S.

•
Size:   Banks with assets ranging from approximately 0.5x — 2.5x our asset size (~$5 billion — $13 billion).

•
Loan Mix:   Banks with a minimum of 40% of their loan portfolio in commercial business

•
Asset Growth:   Banks with a minimum of 5% asset growth on a three-year annualized basis.

•
Additional refinement:   Excluded banks due to acquisition/merger activity, business model, etc.

Based on the analysis, a peer group of 24 companies used in benchmarking the 2022 executive compensation included the following:

1st Source Corporation	Preferred Bank
Allegiance Bancshares, Inc.	Provident Financial Services, Inc.
CrossFirst Bankshares, Inc.	QCR Holdings, Inc.
Enterprise Financial Services Corp	Sandy Spring Bancorp, Inc.
FB Financial Corporation	Seacoast Banking Corporation of Florida
First Busey Corporation	ServisFirst Bancshares, Inc.
Heritage Commerce Corp	Stock Yards Bancorp, Inc.
Heritage Financial Corporation	TriCo Bancshares
Lakeland Bancorp, Inc.	TriState Capital Holdings, Inc.
National Bank Holdings Corporation	Triumph Bancorp, Inc.
Peapack-Gladstone Financial Corporation	Univest Financial Corporation
Peoples Bancorp Inc.	Veritex Holdings, Inc.
(Note: Compensation peer group as of December, 2021, used for benchmarking 2022 pay)

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Executive Compensation
Executive Compensation Program in Detail
Elements of Pay: Total Direct Compensation
To support our philosophy and achieve our objectives, the Compensation Committee analyzes each of the following elements of compensation against comparative market data, and generally seeks to position each element around the market median, while differentiating individual compensation based on experience, role, position, individual performance, and other factors.
Pay Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)	Provide a competitive base salary rate relative to similar positions in the market and enable the Company to attract and retain critical executive talent.
Short-Term Incentives	Cash (Variable)	Tie a significant portion of our executives’ cash compensation opportunities to the attainment of performance goals that we believe will help us attain short- and long-term business objectives.
Long-Term Incentives	Equity (Variable)	Provide incentives for executive officers to execute on longer-term financial goals that drive the creation of stockholder value and also support the Company’s leadership retention objectives.
Pay Mix
The charts below show the target annual total direct compensation of our CEO and our other NEOs for fiscal year 2022. These charts illustrate that a majority of NEO total direct compensation is variable (62.26% for our CEO and an average of 50.71% for our other NEOs).

Base Salary
Each named executive officer’s base salary is a fixed component of compensation for each year for performing specific job duties and functions. In making base salary decisions, the Compensation Committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The Compensation Committee considers several factors such as competitive market data, individual performance, experience, tenure, internal equity, and employee potential.
After its annual review, the Committee determined to better align pay to market and recognize performance by providing base salary increases for Ms. Corby and Messrs. Abraham and Ptacin. Mr. Bell received a 4% increase effective February 1, 2022, as a result of the Compensation Committee’s annual review. Mr. Bell received an additional 33% increase effective August 15, 2022, in conjunction with his promotion to Executive Vice President, Chief Financial

Byline Bancorp, Inc. 2023 Proxy Statement   45

Executive Compensation
Officer and Treasurer. Messrs. Herencia and Paracchini did not have any base salary adjustments. Annual base salary rates for 2022 were as follows:
Named Executive Officer	2021 Base Salary	2022 Base Salary	% Increase
Roberto Herencia	$825,000	$825,000	0%
Alberto J. Paracchini	$615,000	$615,000	0%
Thomas J. Bell III	$256,000	$350,000	37%
Thomas S. Abraham	$400,000	$420,000	5%
Brogan M. Ptacin	$335,000	$347,000	4%
Lindsay Corby(1)	$385,000	$425,000	10%

(1)
Lindsay Corby’s annual salary was $425,000 until her termination on September 2, 2022.

Short-Term Incentive
Our named executive officers participate in Byline’s Executive Incentive Plan, which was adopted in 2014 and is an annual incentive plan under which earned awards are determined following the end of each year based on corporate goals and individual performance during the year. The annual incentive plan is designed to focus attention on those performance measures that help to achieve the Company’s operating efficiencies and financial results.
Target Award Opportunities.   Actual award payouts depend on the achievement of pre-determined corporate performance goals and individual performance. Awards can range from 0% to 200% of target award amounts and are subject to the achievement of a threshold of equal to or greater than 75% of budgeted Net Income. The Compensation Committee also has the discretion to adjust awards in light of credit quality, regulatory compliance and financial results deemed relevant.
Target annual award opportunities are expressed as a percentage of base salary and were established based on each NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. Target annual award opportunities for 2022 were as follows:
Named Executive Officer	Target Award Opportunity (as a % of base salary)	Corporate Goal Weighting	Individual Performance Weighting
Roberto Herencia	75%	70%	30%
Alberto J. Paracchini	55%	70%	30%
Thomas J. Bell III	45%	70%	30%
Thomas S. Abraham(1)	45%	100%	0%
Brogan M. Ptacin	40%	70%	30%
Lindsay Corby(2)	45%	70%	30%

(1)
For Mr. Abraham, his target is based 100% on the performance of the Small Business Capital business unit scorecard.

(2)
Ms. Corby terminated as of September 2, 2022, and as such, she was not eligible to receive a short-term cash incentive award for 2022.

2022 Corporate Performance Measures
Seventy (70) percent of a named executive officer’s annual incentive award is based on achievement against our corporate performance scorecard, except for Mr. Abraham for whom 100% of the annual incentive award is based on the Small Business Capital business unit scorecard. Corporate performance targets are set based on our approved annual corporate plan, which represents our expectations for the year, and are assessed against the scorecard at the end of the fiscal year. The 2022 scorecard, including metric weightings, performance targets, and actual results, is outlined below. To receive any payment under the plan, the Company must achieve at least 75% of the budgeted Net Income. For 2022, we exceeded that threshold by achieving 120% of our budgeted Net Income.

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2022 Corporate Scorecard — Executive Incentive Plan
			Final 2022 Performance
Dollars in thousands	Weight	Target	Actual	Score
1) Loan Quality / Operational Soundness	20%			19.93%
Classified Asset Ratio(1)	10%	15.00%	15.64%	9.57%
NPAs / Assets(2)	10%	0.57%	0.55%	10.36%
2) Growth	20%			20.96%
Total Loans Excluding PPP	10%	$4,941,515	$5,420,218	10.97%
Total Core Deposits	10%	4,774,785	4,772,194	9.99%
3) Profitability	60%			67.29%
ROA	40%	1.12%	1.29%	46.01%
Efficiency Ratio	10%	58.64%	54.70%	10.67%
Fee Income / Average Assets(3)	10%	0.33%	0.35%	10.61%
Total	100%			108.18%
	75%		120%
Net Income	56,431	75,242	90,419
Note: All numbers presented are adjusted and approved by compensation committee.
(1)
Calculated as the book value (excludes PAA) of classified loans plus OREO divided by Tier One Capital plus ALLL. Classified loans includes all loans rated 7-10 (excludes pooled acquired impaired loans)

(2)
Non-Performing Assets are the SEC reported non-performing loans and OREO which are the carrying value (includes PAA) excluding acquired impaired loans.

(3)
Fee income includes Fees and service charges on deposits, ATM and interchange fees, Wealth management and trust income, and Other non-interest income.

Mr. Abraham’s annual incentive is calculated based on the Small Business Capital business unit scorecard.
Byline — Small Business Capital
2022 STI Objectives			Final 2022 Performance
Dollars in thousands	Weight	Target	Actual	Score
1) SBC Pre-Tax Pre-FTP Net Income(1)	25%	48,269	53,479	30.40%
2) SBC Pre-Tax Pre-FTP Return on Average Assets(2)	20%	7.06%	7.63%	23.24%
3) SBC NPAs / Assets(3)	25%	3.42%	2.69%	45.60%
4) SBC Noninterest Expense / Average Assets	10%	4.90%	4.87%	10.51%
5) Byline Bancorp, Inc. Net Income(4)	20%	$75,242	$90,419	28.07%
Total	100%			137.82%
Note: Targets are subject to change based on transfers and/or other adjustments.
(1)
Small Business Capital Pre-Tax Pre-FTP Net Income per Finance excluding any allocations and extraordinary items.

(2)
Small Business Capital Pre-Tax Pre-FTP Net Income per Finance excluding any allocations and extraordinary items divided by average assets.

(3)
Non-Performing Assets include the SEC reported Non-Performing Assets.

(4)
Consolidated adjusted Net Income per SEC earnings release.

Byline — Small Business Capital
2022 LTI Objectives			Final 2022 Performance
	Weight	Target	Actual	Score
1) Byline Bancorp, Inc. Net Income(1)	33%	$75,242	$90,419	46.78%
2) SBC Pre-Tax Pre-FTP Net Income(2)	33%	$48,269	$53,479	40.53%
3) SBC NPAs / Assets(3)	33%	3.42%	2.69%	60.80%
Total	100%			148.11%
Note: Targets are subject to change based on transfers and/or other adjustments.
(1)
Consolidated adjusted Net Income per SEC earnings release.

(2)
Small Business Capital Pre-Tax Pre-FTP Net Income per Finance excluding any allocations and extraordinary items.

(3)
Non-Performing Assets include the SEC reported Non-Performing Assets.

Byline Bancorp, Inc. 2023 Proxy Statement   47

Executive Compensation
Individual and Divisional Performance Measures
Thirty (30) percent of a named executive officer’s annual incentive award is based on individual performance, except for Mr. Abraham’s award (as noted above, his award is based 100% on the performance of the Small Business Capital business unit scorecard). In evaluating our NEOs’ contributions during 2022, the Compensation Committee considered each named executive officer’s specific contribution to the Company’s performance and key strategic initiatives in addition to achievement of specific business unit goals to determine the individual portion of the award. The individual performance/division performance is evaluated looking at the following areas of focus:
—
Individual contribution toward the Company’s performance and strategic priorities

—
Performance against specific business unit goals and objectives

—
Leadership in driving our DEI initiatives, talent management, and development initiatives

Mr. Herencia’s 125% payout on his individual performance is due to his significant progress in advancing the bank’s strategic priorities and his contributions to the overall business performance for the year. Key accomplishments include:
•
Executed on growth strategy / M&A by signing definitive agreement to acquire Inland Bancorp, Inc.

•
Led the company to achieve strong financial performance and growth vs. 2022 budget

•
Led the development of Byline’s new 3-year strategic plan

•
Set the tone at the top for leadership of our DEI initiatives and ESG strategy

•
Drove improvements in our talent management, development and succession planning priorities

Mr. Paracchini’s 100% payout on his individual performance results were based on the following key accomplishments:
•
Exceeded budgeted loan and deposit growth goals for the commercial lending businesses year-over-year, including improvement in both our efficiency ratio and asset quality measures

•
Led M&A strategy efforts, including signing definitive agreement to acquire Inland Bancorp, Inc.

•
Maintained strong communication with analysts, investors and employees

Mr. Bell’s 100% payout on his individual performance results were based on the following key accomplishments:
•
Successfully led the implementation of Current Expected Credit Losses (“CECL”) methodology.

•
Effectively transitioned into new role as CFO and Treasurer

•
Improved investor relations through expansion of relationships with key stakeholders

•
Led financial due diligence for pending acquisition of Inland Bancorp, Inc.

•
Completed reorganization of Finance department to support internal and external key stakeholders and provided opportunities for talent development

Mr. Ptacin’s 135% payout on his individual performance results were based on his leadership of the commercial banking group and the following key accomplishments:
•
Exceeded budgeted loan and deposit growth goals for commercial banking

•
Increased the profitability of the commercial banking business, exceeding budget

•
Exceeded goals for credit quality

•
Achieved significant progress in cross-selling treasury management and wealth management services

•
Demonstrated leadership in helping advance our DEI initiatives through his executive sponsorship of the Black Employee Resource Group (ERG)

2022 Short-Term Incentive Award Payouts
The Chairman and CEO’s annual incentive award payout was determined by the Board. For the President, the Compensation Committee approved the Chairman and CEO’s recommendations with respect to the annual incentive award payouts. For each of the other NEOs, the Compensation Committee approved the CEO’s and President’s recommendations with respect to the annual incentive award payouts. The following table presents each named

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Executive Compensation
executive officer’s annual incentive opportunity, percentage of goal achievement and award payout under the Executive Incentive Plan. Executives must be employed on the date of payment in order to receive payment of an earned award.
Named Executive Officer	2022 Target (% of Salary)	2022 Target ($)	Corporate Performance Results (%)	Individual Performance Results (%)	2022 Actual ($)	2022 Actual (% of Salary)
Roberto Herencia	75	618,750	108.18	125	700,603	84.9
Alberto J. Paracchini	55	338,250	108.18	100	357,628	58.2
Thomas J. Bell III	45	157,500	108.18	100	166,523	47.6
Thomas S. Abraham	45	189,000	137.82	N/A	260,475	62.0
Brogan M. Ptacin	40	138,800	108.18	135	161,326	46.5
Long-Term Incentive
The named executive officers participate in a Long-Term Incentive Program (“LTIP”) that provides a variable pay opportunity through a combination of performance shares and restricted shares. The program is designed to reinforce the long-term alignment of the Company’s executives with the interests of our stockholders. Performance shares are intended to strengthen our pay-for-performance philosophy while time-vested restricted shares are granted to promote share ownership and executive retention. Below is a summary of the 2022 LTIP:
Award Type	Weighting	Design At-a-Glance
Performance Shares	50%
Performance shares align executive pay with achievement of financial metrics that are the most impactful to stockholders. Vesting is dependent on the achievement of specified goals and is measured at the end of a three-year performance period.
The 2022 performance shares are tied to Byline’s three-year (2022-2024) Return on Average Assets (ROAA) as compared to a custom peer group of approximately 100 publicly traded bank holding companies ranging in asset size from 50% to 200% of Byline’s total assets. Performance will be measured cumulatively at the end of the performance period. Threshold, target, and superior performance levels are set at the 25th, 50th and 75th percentiles of the peer index, respectively. ROAA is defined as net income as a percent of average assets.
Our named executive officers may earn 25% of their target opportunity for threshold-level performance, up to 100% of their target opportunity, and up to 150% of their target opportunity for superior-level performance. Amounts between threshold and superior are interpolated to reward incremental achievement and no amounts are paid with respect to a particular performance metric if actual results are below threshold.

Time-Based Restricted Shares	50%	Time-based restricted shares vest equally over three years on the anniversary date of the grant. Awards vest automatically upon 1) death, 2) termination of employment due to disability and 3) termination following a change-in-control.

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Executive Compensation
All awards under the LTIP are granted through the Byline Bancorp, Inc. 2017 Omnibus Incentive Compensation Plan. The following table presents each named executive officer’s annual long-term incentive target for 2022:
Named Executive Officer	Target as a % of Base Salary	Target Performance Shares(1) ($)	Target Restricted Shares(1) ($)	Total Target Award Value ($)
Roberto Herencia	85%	350,637	350,637	701,274
Alberto J. Paracchini	60%	184,502	184,502	369,004
Thomas J. Bell III	30%	38,405	38,406	76,811
Thomas S. Abraham(2)	45%	N/A	180,025	180,025
Brogan M. Ptacin	40%	66,994	67,020	134,014
Lindsay Corby(3)	60%	115,512	115,513	231,025

(1)
Award amounts were determined based on the closing price of our common stock on the date of grant on February 22, 2022, which was $26.97.

(2)
For Mr. Abraham, the LTIP target is 45% of base salary. This award was made entirely in the form of time-based restricted shares.

(3)
Ms. Corby terminated September 2, 2022. The award granted was forfeited upon termination.

Performance Shares Earned and Vested In 2022 (1/1/2020-12/31/2022).   In 2020, the named executive officers at that time were granted their target performance shares with vesting based on achievement of Return on Average Assets (ROAA) as compared to a custom peer group of approximately 100 publicly traded bank holding companies ranging in asset size from 50% to 200% of Byline’s total assets. The performance shares granted for the 2020-2022 performance period resulted in a 107.39% payout based on the results below, and vested on February 28, 2023:
Metric	Threshold (50% Payout)	Target (100% Payout)	Superior (150% Payout)	Actual Rank	Actual Payout (as a % of Target)
Relative ROAA	25th Percentile	50th Percentile Peer Avg. ROAA = 1.14%	75th Percentile	Byline Avg. ROAA 1.17%	107.39%
2021 Long Term Incentive — Mr. Herencia.   On February 19, 2021, the Company entered into an employment agreement with Mr. Herencia in connection with his appointment as executive Chairman and Chief Executive Officer of the Holding Company effective as of February 12, 2021, and his role as executive Chairman of the Board of Directors of the Bank. As a result of this appointment, on February 19, 2021, Mr. Herencia was awarded a restricted stock award of 109,475 shares of the Holding Company’s common stock under the 2017 Omnibus Plan, vesting in equal installments at the end of 2021, 2022 and 2023.
OTHER COMPENSATION PRACTICES, POLICIES & GUIDELINES
Executive Stock Ownership and Retention Policy
In an effort to align the financial interests of our executive officers with those of our stockholders and to promote our long-term business objectives, executive officers are subject to certain stock ownership and retention requirements pursuant to the policy established by our Board and administered by the Compensation Committee.
Under these ownership guidelines, our executive officers are expected to accumulate shares of our common stock to meet the applicable ownership level within five years of their election or appointment. It is expected that they will acquire the required ownership level by retaining ownership of their equity compensation from the Company. Until the required level is achieved, the individual must retain at least 50% of his or her vested full value shares received as equity compensation.
Under the guidelines, our executives are expected to own the following minimum number of shares of our common stock:
Position	Aggregate Values of Shares Owned
Executive Chairman and CEO	5x Base Salary
President	3x Base Salary
Other Executive Officers	1x Base Salary

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Executive Compensation
Compensation Clawback Policy
We have a clawback policy that, in the event of a restatement of our financial statements to correct a material non-compliance with any applicable financial reporting requirement, allows the Compensation Committee to seek recovery or forfeiture from any executive officer. This recovery or forfeiture would include the portion of incentive compensation that was received by or vested in the executive officer during the three-year period prior to the determination that a restatement was required and that would not have been earned had performance been measured on the basis of the restated results, if the Compensation Committee determines that the executive engaged in intentional fraud or gross misconduct or was otherwise directly or indirectly responsible for the restatement. The Company will comply with necessary guidelines as they are issued and applicable.
Hedging and Pledging Policy
Consistent with our Board’s belief that significant stock ownership by directors and executive officers strengthens the alignment of their interests with our stockholders and promotes our long-term business objectives, we do not permit our directors and executive officers to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently impair their alignment with our stockholders’ interests.
We also do not permit our directors and executive officers to enter into pledge arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our stock.
A copy of the hedging and pledging policy is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.
Employment Agreements
Our use of employment agreements is limited to only a select number of our Executive Officers. We currently have agreements with our CEO (Mr. Herencia), President (Mr. Paracchini), CFO (Mr. Bell), and our President of Small Business Capital (Mr. Abraham). Each agreement generally describes the position and duties of each NEO, provides for a specified term of employment, describes base salary, bonus opportunity and other benefits and perquisites to which the executive officer is entitled, if any, sets forth the duties and obligations of each party in the event of a termination of employment prior to expiration of the employment term, and provides us with a measure of protection by obligating the NEO to abide by the terms of restrictive covenants during the terms of his employment and thereafter for a specified period of time.
Our obligation to pay any severance under each of the employment agreements is conditioned on the execution by the NEO of a general release and waiver of any and all claims with respect to their employment with the Company.
The terms of these agreements were negotiated and determined with consideration of the best interests of the Company and our stockholders. In attracting and securing a talented team of executive officers, we believe we have positioned the Company to successfully execute our growth strategy and vision.
Severance and Change in Control
Mr. Ptacin has a change in control agreement that outlines the terms of his change in control severance. We believe these arrangements are consistent with peer practices and provide an appropriate level of compensation to our executive officers if their employment is terminated as a result of a change in control.
Executive Perquisites and Other Benefits
We have a limited amount of perquisites offered to NEOs. These include auto allowances for Messrs. Herencia, Abraham and Ptacin, as well as club dues for Messrs. Herencia, Paracchini, and Ptacin. Additional executive life insurance policies were paid in 2022 for Messrs. Herencia, Paracchini and Ms. Corby (prior to termination of her

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Executive Compensation
employment in September, 2022). Moving forward, policies will be paid for Messrs. Herencia, Paracchini and Bell. Other life insurance premiums paid for the benefit of each of our named executive officers are consistent with company policyfor all Byline employees.
The NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our NEOs, with various retirement benefits. Our retirement plans are designed to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our retirement plans is to attract and retain qualified employees, including executives, by offering benefit plans similar to those typically offered by our competitors.
The Bank has adopted and established a Death Benefit Only Plan in order to provide participating employees with a death benefit of  $200,000 to their named beneficiaries in the event of an employee’s death, while employed by the Bank. NEOs and other executives are participants in this Plan. The Bank is both the named fiduciary and plan administrator of the Plan.
Compensation Risk Management
Our compensation plans are evaluated annually by our risk management professionals and our Compensation Committee, as part of its effort to ensure our compensation plans do not encourage imprudent risk taking. We employ a variety of performance metrics to deter excessive risk-taking by not including any incentive focused on a single performance goal. We have built in appropriate levels of discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance, or leading indicators of future financial results.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Byline’s management and the Board’s outside compensation consultant. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2022 Annual Report on Form 10-K and the Company’s 2023 proxy statement.
Compensation Committee
Antonio Del Valle Perochena (Chair)
Phillip R. Cabrera
Steven P. Kent

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Executive Compensation
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation paid or awarded to, or earned by our NEOs for our fiscal years ended December 31, 2022, 2021, and 2020.
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Roberto R. Herencia Executive Chairman and Chief Executive Officer	2022	$824,995	$701,274	$700,603	$37,287	$2,264,159
	2021	$825,000	$2,062,509	$928,125	$34,349	$3,849,983
Alberto J. Paracchini President	2022	$614,996	$369,004	$357,628	$29,175	$1,370,803
	2021	$615,000	$369,037	$507,375	$29,395	$1,520,807
	2020	$608,750	$282,520	$253,688	$12,609	$1,157,566
Thomas J. Bell III Chief Financial Officer & Treasurer	2022	$297,968	$76,811	$166,523	$13,730	$555,032
Brogan M. Ptacin Head of Commercial Banking	2022	$345,998	$134,014	$161,326	$36,208	$677,546
	2021	$334,125	$124,665	$201,308	$33,788	$693,886
	2020	$326,469	$110,530	$242,490	$33,315	$712,804
Thomas S. Abraham President of Small Business Capital	2022	$418,331	$180,025	$260,475	$89,885	$948,715
	2021	$400,000	$120,017	$144,000	$21,712	$685,729
	2020	$400,000	$120,015	$84,000	$11,592	$615,607
Lindsay Corby Former EVP and Chief Financial Officer	2022	$293,363	$231,025	—	$13,372	$537,760
	2021	$381,875	$187,230	$231,000	$13,275	$813,380
	2020	$356,250	$132,020	$108,000	$13,275	$609,545

(1)
The amounts set forth in the “Salary” column reflect base salary earned in each fiscal year including amounts deferred under the Defined Contribution Plan.

(2)
The amounts set forth in the “Stock Awards” column represent the grant date fair value of shares of restricted stock determined in accordance with FASB ASC Topic 718 that were awarded in 2020, 2021, and 2022. Assumptions used in the calculation of the grant date fair value are included in Note 18, 19 and 18 to the Company’s audited financial statements for each year shown included in the Company’s Annual Reports on Form 10-K filed with the SEC. For Messrs. Paracchini, Bell, and Ptacin, and Ms. Corby, 50% of these shares are subject to time vesting, equally over three years from the grant date; the remaining 50% are performance-based, based on the achievement of performance goals over a three-year period beginning January 1 of the year granted. Any earned performance shares vest in full on the third anniversary of the grant date. For Mr. Herencia, the 2022 award was split equally between time and performance-based shares. Mr. Herencia’s 2021 shares will vest one-third on each of the following dates: December 31, 2021, December 30, 2022, and December 29, 2023. For Mr. Abraham, the shares are subject to time vesting, equally over three years from the grant date.

Values disclosed for 2022 assume target level of performance with respect to the performance-based portion of the restricted stock awards. Assuming the highest level of performance for the performance-based portion of the restricted stock granted in 2022, the value of such awards would be as follows: Mr. Herencia — $525,955; Mr. Paracchini — $276,753; Mr. Bell — $57,608; and Mr. Ptacin — $100,490. Ms. Corby resigned from the Company effective September 2, 2022, and forfeited her entire 2022 award in accordance with its terms.
(3)
The amounts set forth in the “Non-equity Incentive Compensation Plan” column reflect annual cash incentives earned pursuant to the Byline Executive Incentive Compensation Plan, including amounts deferred at the election of the named executive under the Defined Contribution Plan. Ms. Corby terminated September 2, 2022, and was ineligible for Non-equity Incentive.

(4)
The items comprising “All Other Compensation” for 2022 are as follows:

Byline Bancorp, Inc. 2023 Proxy Statement   53

Executive Compensation
Name	Perquisites and Other Benefits(a)	Contributions to Defined Contribution Plans(b)	Insurance Premiums(c)	Other Cash(d)	Total
Roberto R. Herencia	$22,572	$12,200	$2,515	—	$37,287
Alberto J. Paracchini	$16,006	$12,200	$969	—	$29,175
Thomas J. Bell III	$900	$12,200	—	$630	$13,730
Brogan M. Ptacin	$24,008	$12,200	—	—	$36,208
Thomas S. Abraham	$9,900	$11,609	—	$68,376	$89,885
Lindsay Corby	$600	$12,200	$572	—	$13,372

(a)
Includes auto allowance for Messrs. Herencia, Abraham, and Ptacin as well as club dues for Messrs. Herencia, Paracchini, and Ptacin and cell phone credits/reimbursements for all.

(b)
Reflects company contributions under the Byline Bancorp, Inc. 401(k) Plan consistent with company policy for all Byline employees.

(c)
Reflects premiums paid by the bank for additional executive life insurance policies for Messrs. Herencia and Paracchini and Ms. Corby.

(d)
Mr. Bell received a referral incentive in the amount of  $630. Mr. Abraham received payment in the amount of  $68,376 for an incentive award granted in 2017 that was payable after five years.

Grants of Plan-Based Awards
The following table provides information on incentive compensation and equity awards to our named executive officers during 2022.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Performance Share Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares (#)(3)	Grant Date Fair Value of Stock Award ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Roberto R. Herencia	2/22/2022	433,125	618,750	1,237,500	3,250	13,001	19,502	13,001	701,274
Alberto J. Paracchini	2/22/2022	236,775	338,250	676,500	1,710	6,841	10,262	6,841	369,004
Thomas J. Bell III	2/22/2022	110,250	157,500	315,000	356	1,424	2,136	1,424	76,811
Brogan M. Ptacin	2/22/2022	97,160	138,800	277,600	621	2,484	3,726	2,485	134,014
Thomas S. Abraham	2/22/2022	189,000	189,000	378,000	N/A	N/A	N/A	6,675	180,025
Lindsay Corby	2/22/2022	133,875	191,250	382,500	1,071	4,283	6,425	4,283	231,025

(1)
The amounts set forth in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum payouts for performance for the cash awards under the Executive Incentive Plan. Payments are triggered when the bank meets 75% of its budgeted net income (after taxes) for the plan year. At threshold, payments are based on the company performance portion of the scorecard assuming no individual performance. The maximum payout is 200% of the participant’s incentive target for the Plan year.

(2)
The amounts set forth in the “Estimated Future Payouts Under Performance Share Equity Incentive Plan Awards” columns reflect the number of shares earned based on Byline’s average return on average assets over the three-year period starting on January 1, 2022, and ending December 31, 2024, weighted equally each year (33.33%). ROAA is Byline’s Adjusted ROAA (per SEC filings) against Peer Group ROAA. Under the award, 25% of the shares will be earned at threshold and 25th percentile performance, 100% will be earned at target and 50th percentile performance, and up to 150% of the shares will be earned at above target and 75th percentile performance. Performance between threshold and target, and between target and maximum, will be awarded using straight line interpolation.

(3)
The amounts set forth in the “All Other Stock Awards: Number of Shares “ column reflect the number of time-based restricted shares granted in 2022 that vest in equal annual increments (33.33%) over three-years subject to continued employment.

(4)
The amounts set forth in the “Grant Date Fair Value of Stock Awards” column reflect the value of the restricted share awards granted in 2022. This value represents the sum of the performance share awards at target and the time-based restricted share awards multiplied by the grant date fair value of  $26.97 per share.

54   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year End
As of December 31, 2022, each of our named executive officers held outstanding equity-based awards of the Company as listed in the table below, other than Ms. Corby who terminated in September 2022.
	Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Option Exercise Price	Option Expiration Date(2)	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Roberto R. Herencia	6/26/2015	214,494	$11.18	6/26/2025
					2/19/2021	36,491	$838,198
					2/22/2022	13,001	$298,633
					2/22/2022			13,001	$298,633
Alberto J. Paracchini	6/26/2015	214,494	$11.18	6/26/2025
					2/28/2020			8,072	$185,414
					2/28/2020	2,690	$61,789
					2/22/2021			9,526	$218,812
					2/22/2021	6,350	$145,860
					2/22/2022			6,841	$157,138
					2/22/2022	6,841	$157,138
Thomas J. Bell III	6/26/2015	43,497	$11.18	6/26/2025
					2/28/2020			1,786	$41,024
					2/28/2020	595	$13,667
					2/22/2021			1,614	$37,074
					2/22/2021	1,076	$24,716
					2/22/2022			1,424	$32,709
					2/22/2022	1,424	$32,709
Brogan M. Ptacin	5/31/2018	11,812	$11.65	12/15/2025
	5/31/2018	11,812	$11.65	12/16/2024
	5/31/2018	9,450	$10.59	12/17/2023
	5/31/2018	9,450	$12.70	12/20/2026
					2/28/2020			3,158	$72,539
					2/28/2020	1,052	$24,164
					2/22/2021			3,218	$73,917
					2/22/2021	2,145	$49,271
					2/22/2022			2,484	$57,057
					2/22/2022	2,485	$57,080
Thomas S. Abraham					2/28/2020	2,286	$52,509
					2/22/2021	4,130	$94,866
					2/22/2022	6,675	$153,325

(1)
The options granted to Mr. Herencia, Mr. Paracchini, and Mr. Bell were pursuant to the Byline Equity Incentive Plan approved by the Board of Directors in 2015. As of June 2017, the Board of Directors terminated the Byline Equity Incentive Plan in connection with our July 2017 IPO, such that no new awards may be made under the Byline Equity Incentive Plan. Awards previously granted under the Byline Equity Incentive Plan, however, remain outstanding.

Mr. Ptacin’s options were originally granted under the First Evanston Bancorp, Inc. Stock Incentive Plan and were assumed and converted into options to purchase Byline common stock in connection with Byline’s acquisition of First Evanston Bancorp, Inc. in 2018.
(2)
The options may expire earlier than the expiration date listed in the case of termination of employment, a participant’s breach of their Agreement to Protect Company Interests or a change in control.

(3)
The share awards are subject to time vesting. The awards vest equally over three years from the grant date.

(4)
The share awards are performance-based. The awards are based on the achievement of performance goals over a three-year period beginning January 1 of the year granted. Any earned performance shares vest in full on the third anniversary of the grant date.

(5)
Values are based on Byline’s closing stock price on December 30, 2022, $22.97.

Byline Bancorp, Inc. 2023 Proxy Statement   55

Executive Compensation
Options Exercised and Stock Vested
The following table provides information concerning the exercise of options and vesting of stock awards with respect to each named executive officer during 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Roberto R. Herencia	214,494	3,011,496	36,492	838,221
Alberto J. Paracchini	214,494	3,376,136	13,735	365,575
Thomas J. Bell III			3,858	102,267
Brogan M. Ptacin			9,697	251,947
Thomas S. Abraham			6,909	176,436
Lindsay Corby	97,496	1,257,851	7,300	194,067

(1)
Computed by determining the difference between the market value per share of our common stock on date of exercise and the exercise price.

(2)
Shares Vested includes Performance Shares granted April 2, 2019, that vested at the end of the three-year performance period, January 1, 2019 — December 31, 2021. Values based on share price on date vested.

Employment Agreements with Named Executive Officers
We have entered into employment agreements with each of Mr. Herencia, Mr. Paracchini, Mr. Abraham, and Mr. Bell (“Employment Agreements”) as follows:
Named Executive Officer	Entity who entered into the Agreement	Effective Date of the Agreement	Initial Term	Extensions	Renewals	Position	Reporting to
Roberto R. Herencia	Byline Bancorp and Byline Bank	02/12/2021	3 years	Automatic 1-year extension unless notification is provided	N/A	Executive Chairman and Chief Executive Officer	Board of Directors
Alberto J. Paracchini	Byline Bank	01/21/2016	3 years	Automatic 1-year extension unless notification is provided	Renewed in January of 2023	President of Byline Bancorp, President & CEO of Byline Bank	Board of Directors(1)
Thomas J. Bell III	Byline Bank	04/05/2023	3 years	Automatic 1-year extension unless notification is provided	N/A	Chief Financial Officer and Treasurer	CEO of Byline Bancorp
Thomas S. Abraham	Byline Bank	12/16/2019	3-year anniversary from acceptance of Agreement	Automatic 1-year extension unless notification is provided	N/A	President of the Small Business Capital	CEO of Byline Bank(1)

(1)
Currently reporting to Executive Chairman and CEO of Byline Bancorp.

56   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
Material terms of the Employment Agreements include:
Named Executive Officer	Annual Base Salary(1)	Participation in Executive Incentive Plan (“EIP”)	EIP Annual Bonus Opportunity(2)	Participation in Long Term Incentive program (“LTIP”)(2)
Roberto R. Herencia	$825,000	Yes	up to 75% of annual base salary	Yes
Alberto J. Paracchini	$615,000	Yes	up to 75% of annual base salary	Yes
Thomas J. Bell III	$415,000	Yes	45% of annual base salary	Yes
Thomas S. Abraham	$420,000	Yes	30% of annual base salary	Yes

(1)
The amount of Base Salary is reviewed by the Compensation Committee at least annually and reflects base salary as of December 31, 2022.

(2)
Annual targets are approved by the Board (or a committee thereof) based upon achievement of applicable performance objectives as determined in the sole discretion of the Board (or a committee thereof).

Employment Agreements also include the following severance benefits that are, in each case, subject to signing a release; and are in addition to (i) all accrued benefits, as defined in the applicable employments agreements, that each such NEO may be entitled to, such as unpaid base salary, unused paid time-off, unreimbursed business expenses, and other benefits under applicable employee benefit programs, and (ii) any vesting or other treatment of outstanding equity awards upon termination, which are governed by the terms of the applicable award agreement.
Named Executive Officer	Termination due to Death or Disability(1)	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”(3) following a “change in control”(4)	Payment for “special change in control”(5)
Roberto R. Herencia	(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); (2) a prorata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount of $750,000, which may be in the form of a life insurance policy, at the discretion of Byline	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount to be paid in cash over 24 months following termination equal to the sum of (i) 2.0 times the sum of annual base salary and the target EIP amount(6) and (ii) the Applicable COBRA Amount(7)	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount equal to the sum of (i) 2.99 times the sum of annual base salary and the target EIP amount(6) and (ii) the Applicable COBRA Amount(7)	N/A

Byline Bancorp, Inc. 2023 Proxy Statement   57

Executive Compensation
Named Executive Officer	Termination due to Death or Disability(1)	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”	Termination without “cause”(2) and not due to disability or executive resigns for “good reason”(3) following a “change in control”(4)	Payment for “special change in control”(5)
Alberto J. Paracchini	(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); (2) a prorata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount equal to 200% of base salary (but not to exceed $750,000) that may be provided through the purchase of a life insurance policy	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 18 months following termination equal to 1.5 times the sum of (i) annual base salary and (ii) COBRA Benefits(8)	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount equal to 1.5 times the sum of (i) annual base salary and (ii) the higher of the two immediately preceding completed fiscal years’ bonuses and (c) the COBRA Benefits(8)	(1) an amount in cash equal to (i) 1.5 times the sum of (a) annual base salary and (b) the higher of the two immediately preceding completed fiscal years’ earned bonuses, plus (ii) a Pro Rata Bonus determined based on actual performance achieved through the date of the special change in control
Thomas J. Bell III	(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); (2) a prorata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”); and (3) in the event of death, a lump sum cash amount equal to 200% of base salary (but not to exceed $750,000) that may be provided through the purchase of a life insurance policy	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 12 months following termination equal to 1.0 times the sum of (i) annual base salary, and (ii) COBRA Benefits(8)	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash equal to 2.0 times the sum of (i) annual base salary, (ii) the higher of the two immediately preceding completed fiscal years’ earned bonuses, and (c) the COBRA Benefits(8)	N/A
Thomas S. Abraham	(1) any earned but unpaid award under the Executive Incentive Plan (“EIP”) with respect to any fiscal year ending on or preceding the date of termination (“Unpaid EIP”); and (2) a prorata portion of the EIP award for the fiscal year in which termination occurs based on actual performance (“Pro Rata Bonus”)	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash payable over 12 months following termination equal to 1.0 times the sum of (i) annual base salary, and (ii) COBRA Benefits(8)	(1) any Unpaid EIP; (2) a Pro Rata Bonus; and (3) an amount in cash equal to 1.0 times the sum of (i) annual base salary, (ii) the higher of the two immediately preceding completed fiscal years’ earned cash bonuses and (iii) the COBRA Benefits(8)	N/A

(1)
“Death and Disability” as defined in the Employment Agreements.

(2)
“Cause” generally means: (1) willful and continued failure to substantially perform duties; (2) willfully engaging in illegal conduct, an act of dishonesty or gross misconduct related to the performance of your duties and responsibilities; (3) being charged with a crime involving moral turpitude, dishonesty, fraud, theft or financial impropriety; (4) willful violation of a material requirement of any applicable code of ethics or standards of conduct of Byline or Byline Bank, or violation of a fiduciary duty; or (5) a breach of the Agreement Protecting Company Interests.

(3)
“Good Reason” generally means (1) any material reduction in base salary; (2) any material adverse change in title, position, authority, reporting relationships or duties; (3) any requirement that the executive relocate his principal place of employment to a location in excess of 50 miles (or 35 miles with respect to Mr. Paracchini) from his current principal work location; or (4) solely with respect to Messrs. Herencia and Paracchini, the failure to be nominated to, or the removal from, the Board of Directors of Byline or Byline Bank.

(4)
“Change in Control” as defined under the Employment Agreements. Payments related to a “Change in Control” apply to a qualifying termination within two years (for Mr. Herencia, Mr. Paracchini and Mr. Bell) or one year (for Mr. Abraham).

(5)
“Special Change in Control” as defined in Mr. Paracchini’s Employment Agreement in which Mr. Parachchini’s employment does not terminate.

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Executive Compensation
(6)
As in effect for any termination prior to February 12, 2023. With respect to a termination of employment occurring after such date, the target EIP amount will be the higher of the two immediately preceding fiscal years earned bonuses.

(7)
“Applicable COBRA Amount” means 18 times the monthly COBRA premium applicable to the NEO to continue health, dental and vision care benefits in effect as of the date of termination.

(8)
“COBRA Benefits” means the excess of the applicable COBRA premiums for health, dental and vision benefits on the date of termination (provided that the executive elects COBRA continuation coverage) over the amount of health, dental and vision premiums charged to active employees of Byline for like coverage on the date of termination.

As a condition to their respective employment agreements, each of the Named Executive Officers entered into an Agreement Protecting Company Interests with Byline and Byline Bank. The Agreement Protecting Company Interests contains (1) a confidentiality provision regarding the use and disclosure of confidential information during and after the term of employment, (2) a customer and employee non solicit during employment and for eighteen (18) months following termination of employment (for Mr. Herencia and Mr. Paracchini) and for twelve (12) months (for Mr. Abraham and Mr. Bell), and (3) assignment of inventions and non-disparagement provisions.
Change in Control Severance Agreement with Mr. Ptacin
Also in connection with our acquisition of First Evanston Bancorp, Inc. in 2018, we entered into an agreement with Mr. Ptacin pursuant to which we agreed to pay him severance of  $500,000 in the event his employment is terminated by the Bank without cause (as defined in the agreement) or if Mr. Ptacin resigns for Good Reason (as defined in the agreement) at any time on or within one year after a Change in Control (as defined in the agreement) (the “Change in Control Severance Benefit”). Payment of the Change in Control Severance Benefit to Mr. Ptacin is subject to compliance by him with certain provisions of the agreement, including certain confidentiality and restrictive covenant obligations, delivery of an executed general release of claims, and his resignation from all positions with the Bank and its affiliates, and is payable in substantially equal payments over a period of 12 months following his termination. To the extent Mr. Ptacin is otherwise entitled to any cash severance payments or severance benefits (other than retention bonuses) pursuant to any other agreement, plan or arrangement with or maintained by us, he will only be entitled to the Change in Control Severance Benefit in lieu of any such other severance payments or benefits.
Potential Payments upon Termination or Change in Control
The following table sets forth information concerning potential payments and benefits under our compensation programs and benefit plans, including the individual employment agreements, to which the NEOs would be entitled upon various termination scenarios if such termination occurred as of December 31, 2022, other than for Ms. Corby who was not employed by the Company as of that date.
The amounts shown in the table reflect compensation in addition to what the NEO would have earned or been entitled to had the described event not occurred, and as such do not include payments and benefits to the extent they already would have been earned or accrued but not paid, such as unpaid salary, accrued and unused vacation benefits and other benefits provided on a non-discriminatory basis to salaried employees generally upon termination of employment. For purposes of estimating the value of accelerated vesting of equity awards, we have assumed a price per share of our common stock of  $22.97 based on the closing price of our common stock on December 30, 2022 (the last trading day of the year).

Byline Bancorp, Inc. 2023 Proxy Statement   59

Executive Compensation
Termination Events	Name	Cash Severance Payments(1)	COBRA Continuation(2)	Accelerated Vesting of Equity Awards(3)	Total Payments
Termination without “cause” and not due to disability or executive resigns for “good reason”	Roberto R. Herencia	$3,506,250	$27,509	$1,435,464	$4,969,223
	Alberto J. Paracchini	$1,260,750	$64,800	$926,150	$2,251,701
	Thomas J. Bell III(5)	$250,000	$0	$181,899	$431,899
	Brogan M. Ptacin	$500,000	$0	$334,030	$834,030
	Thomas S. Abraham	$609,000	$23,789	$300,700	$933,490
Termination without “cause” and not due to disability or executive resigns for “good reason” following a “change in control”	Roberto R. Herencia	$4,935,563	$27,509	$1,435,464	$6,398,536
	Alberto J. Paracchini	$2,021,813	$43,200	$926,150	$2,991,163
	Thomas J. Bell III(5)	$250,000	$0	$181,899	$431,899
	Brogan M. Ptacin	$500,000	$0	$334,030	$834,030
	Thomas S. Abraham	$869,475	$23,789	$300,700	$1,193,964
Payment for “special change in control”	Roberto R. Herencia				N/A
	Alberto J. Paracchini	$1,683,563			$1,683,563
	Thomas J. Bell III(5)				N/A
	Brogan M. Ptacin				N/A
	Thomas S. Abraham				N/A
Termination due to Death or Disability	Roberto R. Herencia(4)	$1,568,750		$1,435,464	$3,004,214
	Alberto J. Paracchini(4)	$1,288,250		$926,150	$2,214,400
	Thomas J. Bell III(4)(5)	$200,000		$181,899	$381,899
	Brogan M. Ptacin(4)	$200,000		$334,030	$534,030
	Thomas S. Abraham(4)	$389,000		$300,700	$689,700

(1)
The amounts set forth in the “Cash Severance Payments” column reflect the sum of cash payments to be made pursuant to each named executive officer’s employment agreement.

(2)
The amounts noted in the “COBRA continuation” column account for employee and employer paid premiums on medical, dental, and vision coverage in an amount as determined under the applicable employment agreement, plus a 2% administrative fee.

(3)
The amounts noted in the “Accelerated Vesting of Equity Awards” column reflects the accelerated vesting of unvested restricted shares as noted in the Outstanding Equity at Fiscal Year-end table.

(4)
The named executive officers are participants in a Defined Benefit Only Bank Owned Life Insurance plan that pays a death benefit of  $200,000 to their beneficiaries in the event of death while an employee of the company. Should death occur outside of being a Byline employee the entire death benefit is payable to Byline.

(5)
Reflects amounts that would be payable as of 12/31/22 pursuant to a Change in Control Severance Agreement, which has been superseded by Mr. Bell’s current employment agreement entered into as of April 5, 2023 and described above under “Employment Agreements with Named Executive Officers”.

2022 CEO Pay Ratio
Pursuant to the SEC’s pay ratio disclosure rule, we are providing information about the relationship of the annual total compensation of Mr. Roberto Herencia, our Executive Chairman and Chief Executive Officer, to the total compensation of our median employee. The determine the median employee, a list of all active full- and part-time employees as of December 31, 2022, excluding the Executive Chairman/CEO, was prepared with the corresponding annual total W-2 compensation as reflected in our payroll records. A total of 991 employees were included. Compensation was annualized for any individual not employed for the full calendar year of 2022. Annual W-2 compensation was ranked from lowest to highest, and the median employee was selected from the list.
Mr. Herencia had 2022 total compensation of  $2,264,159 as reflected in the 2022 Summary Compensation Table included in this Proxy Statement. The median employee annual total compensation for 2022, using the same methodology, was $70,628. As a result, the CEO pay ratio is 32:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median

60   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
employee and calculating the pay ratio allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
Pay versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosures regarding the relationship between compensation of our named executive officers and certain measure of Company financial performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its executive compensation decisions for any of the years shown.
The Pay versus Performance table below shows the compensation of our CEO and the average compensation of the non-CEO named executive officers (“Non-CEO NEOs”) as previously reported in our Summary Compensation Table, as well as their “compensation actually paid” (or “CAP”) as calculated pursuant to SEC rules, and certain measures of financial performance for the 2020, 2021 and 2022 fiscal years.
Year	Summary Compensation Table Total for CEO Roberto Herencia(1) $	Summary Compensation Table Total for CEO Alberto Paracchini(1) $	Compensation Actually Paid to CEO Roberto Herencia(2) $	Compensation Actually Paid to CEO Alberto Paracchini(2) $	Average Summary Compensation Table Total for Non-CEO NEOs(1) $	Average Compensation Actually Paid to Non-CEO NEOs(2) $	Value of Initial Fixed $100 Invested on 12/31/2019:		Byline Net Income(5) (in millions) $	ROA(6) %
							Byline (TSR)(3) $	Peer Group (TSR)(4) $
2022	2,264,159	0	1,904,667	0	817,971	585,756	121.93	106.02	88.0	1.24
2021	3,849,983	1,520,807	4,847,300	1,970,303	749,555	1,084,697	143.01	117.08	92.8	1.42
2020	0	1,157,566	0	962,066	645,985	670,329	79.76	87.90	37.5	0.57

(1)
Mr. Alberto Parancchini served as the CEO and President from January 2020 through January 31, 2021. Mr. Roberto Herencia currently serves as Byline’s Executive Chairman and CEO (as of Feburary 2021). Mr. Parancchin became a Non-CEO NEO for the 2022 reported fiscal year covered in the table. Ms. Lindsay Corby and Mr. Thomas Abraham were the Non-CEO NEOs for all three years covered in the table. Mr. Brogan Ptacin was a Non-CEO NEO in 2020 and 2022. Mr. Thomas Bell, III, was a Non-CEO NEO in 2022 only. The dollar amounts reported are total compensation in the Summary Compensation Table for the CEO and the average for Non-CEO NEOs for each reported fiscal year.

(2)
The dollar amounts reported represent “Compensation Actually Paid”, as calculated in accordance with SEC rules (SCT Total Compensation minus SCT Stock Based Awards and Option Awards Columns minus SCT Pension Values plus The change in the value of the Executive’s outstanding equity plus Recalculated Pension Value).

(3)
2022 Byline TSR as of December 31, 2022 as provided by S&P Cap IQ.

(4)
Reflects the cumulative total shareholder return of the KBW Nasdaq Regional Banking Index (KRX). This is the peer group used by Byline for purposes of Item 201(e) of Regulation S-K under the Exchange Act in our Annual Report on Form 10K for the year ended December 31, 2022.

(5)
2022 Net Income based on average of analyst estimates as provided by S&P Cap IQ.

(6)
Return on Assets is the Company-Selected Measure as defined by SEC rule.

Byline Bancorp, Inc. 2023 Proxy Statement   61

Executive Compensation
Calculation of Compensation Actually Paid (CAP)
To calculate the amounts in the “Compensation Actually Paid” (CAP) to our CEOs and Non-CEO NEOs in the table above according to SEC reporting rules, the following adjustments were made to Total Compensation as reported in the Summary Compensation Table (SCT) for each covered year.
	2022			2021			2020
	Roberto Herencia	Alberto Paracchini	Average Non- CEO NEOs	Roberto Herencia	Alberto Paracchini	Average Non- CEO NEOs	Roberto Herencia	Alberto Paracchini	Average Non- CEO NEOs
Total Compensation from Summary Compensation Table	$2,264,159	N/A	$817,971	$3,849,983	$1,520,807	$749,555	N/A	$1,157,566	$645,985
Amount deducted for aggregate change in actuarial present value from SCT	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount deducted for grant date values in the SCT	$701,274	N/A	$198,176	$2,062,509	$369,037	$153,624	N/A	$282,520	$120,855
Amount added for current year service cost	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for year-end fair value of unvested awards granted in the current year	$613,647	$—	$132,981	$3,059,826	$532,503	$223,069	$—	$252,110	$215,518
Amount added for year-over-year difference of year-end fair values for unvested awards granted in prior years	$(267,121)	$—	$(49,930)	$—	$263,030	$239,674	$—	$(61,715)	$(33,258)
Amount added for fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—	$—	$—	$—
Amount added for difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(4,744)	$—	$(3,518)	$—	$23,000	$26,023	$—	$(103,375)	$(37,061)
Amount deducted for forfeitures during current year equal to prior year-end fair value	$—	$—	$(113,573)	$—	$—	$—	$—	$—	$—
Amount added for dividends or dividend equivalents not otherwise included in the total compensation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Adjustments	$341,782	$—	$(34,039)	$3,059,826	$818,533	$488,766	$—	$87,020	$145,199
Compensation Actually Paid (as calculated)	$1,904,667	N/A	$585,756	$4,847,300	$1,970,303	$1,084,697	N/A	$962,066	$670,329
List of Most Important Financial Performance Measures
As required by SEC rules, the following is a tabular list of financial performance measures we used to link “compensation actually paid” for our NEOs’ to the Company’s 2022 performance. The measures in this table are not ranked; however, the Company-Selected Measure is denoted with an asterisk.
List of Performance Measures
Return on Assets*
Net Income
Total Shareholder Return (TSR)
The following graphs, for the past three years, present the relationship between “compensation actually paid” (as defined by SEC rule and shown above) for the CEO and, on average, for our other Non-CEO NEOs, for the following:
•
The Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
The Company’s Net Income; and

•
The Company Selected Measure, which for Byline is Return on Assets.

62   Byline Bancorp, Inc. 2023 Proxy Statement

Executive Compensation
CAP and Cumulative TSR / Cumulative TSR of the Peer Group
The below table (i) compares our TSR to that of the KBW KRX index and (ii) shows the CEO CAP and
Average Non-CEO NEO CAP relative to the KBW Nasdaq KRX index and our TSR.
CAP and Byline’s Net Income
The below table shows the CEO CAP and Average Non-CEO NEO CAP relative to our Net Income.

Byline Bancorp, Inc. 2023 Proxy Statement   63

Executive Compensation
Relationship between the CAP and Return on Assets (ROA)
The below table shows the CEO CAP and Average Non-CEO NEO CAP relative to Byline’s company selected metric — Return on Assets.

64   Byline Bancorp, Inc. 2023 Proxy Statement

Certain Relationships and Related Transactions
Byline or one of its subsidiaries may occasionally enter into transactions with certain “related persons”. Related persons include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions”.
Related Party Transaction Policy
Our Board of Directors has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy provides that related party transactions are reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination by our Audit Committee that a transaction requires review under the policy, the material facts are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.
Certain decisions and transactions are not subject to the related party transaction approval policy, including: (i) decisions on compensation or benefits relating to directors or executive officers and (ii) indebtedness to us in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features.
A copy of the related party transaction policy is available on our website at www.bylinebancorp.com under the “Corporate Governance Documents” tab.
Related Party Transactions
In the ordinary course of our business, we have engaged and expect to continue engaging through our bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. Any such loan was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time such loan was made as loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features to us.
Foreign National Commitments
Certain of our stockholders are foreign nationals, and we and certain of these foreign national stockholders have entered into commitments with the Federal Reserve that restrict our ability to engage in certain business transactions without the consent of the Federal Reserve. In particular, subject to certain limited exceptions, we are not permitted to engage in or be a party to any business transaction or relationship with a company that is controlled by these foreign national stockholders or by their immediate families. In addition, Byline Bank is not permitted to engage in or be a party to any extension of credit, as defined in the Federal Reserve’s Regulation O, to these foreign national stockholders, their immediate families or any company controlled by these foreign national stockholders. Byline Bank is also not permitted to engage in or be a party to any covered transaction, as defined in the Federal Reserve Act and the Federal Reserve’s Regulation W, with any company that is controlled by these foreign national stockholders.

Byline Bancorp, Inc. 2023 Proxy Statement   65

Stockholder Proposals
The matters to be considered and brought before any annual or special meetings of Byline’s stockholders shall be limited to only those matters as shall be brought properly before such meeting in compliance with the procedures set forth in Byline’s By-laws. For proposals to be brought by a Byline stockholder and voted upon at an annual meeting, including with respect to the nomination of a director, the stockholder must file written notice of the proposal to Byline’s secretary not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting for the preceding year. However, if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends within 60 days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the stockholder’s notice shall be given in the manner provided in Byline’s By-laws by the later of the close of business on (1) the date 90 days prior to such Other Meeting Date or (2) the 10th day following the date such Other Meeting Date is first publicly announced or disclosed. In the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by Byline at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to Byline’s Secretary not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board is publicly announced or disclosed. The stockholder’s notice to the secretary must include, among other things set forth in Byline’s By-laws: (a) a brief description and the text of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on Byline’s books, of the stockholder proposing such business; (c) the number of shares of Byline’s common stock or other equity or debt securities beneficially owned by such stockholder on the date of such stockholder’s notice; and (d) any financial or other interest of such stockholder in the proposal. Stockholders should refer to the full text of our advance notice provisions contained in Section 1.12 of our Amended and Restated By-Laws. In addition, any stockholder who intends to solicit proxies in support of director nominees other than Byline’s nominees also must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Written notice of stockholder proposals to be brought at Byline’s 2023 Annual Meeting of Stockholders in accordance with the above procedures must be delivered to Byline’s secretary no earlier than February 7, 2024, and no later than March 8, 2024, unless an Other Meeting Date occurs with respect to the 2024 Annual Meeting, in which case the notice delivery requirements will be as set forth above with respect to meetings with Other Meeting Dates.
In lieu of the foregoing notice procedures, stockholders seeking to submit a proposal for inclusion in our proxy statement for the 2024 Annual Meeting must follow the procedures and meet the other requirements outlined in Rule 14a-8 of the Exchange Act, and we must receive such proposal at our principal executive offices on or before December 26, 2023.
Any proposals, notices or nominations must be sent to the Office of the Corporate Secretary, Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601. A copy of our By-laws is available upon written request to the Corporate Secretary at the address noted above. Additionally, a copy of our By-laws, which we included as an exhibit to our Form S-1 filed with the SEC on June 19, 2017, can be accessed through the SEC’s website at www.sec.gov.

66   Byline Bancorp, Inc. 2023 Proxy Statement

Delivery of Documents to Stockholders Sharing an Address
The SEC’s proxy rules permit companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement and annual report with separate proxy cards to those stockholders. This method of delivery, often referred to as “householding,” reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. We are not householding materials for our registered stockholders in connection with the Annual Meeting; however, we understand that certain intermediaries will household our proxy materials.
If a brokerage, bank or other nominee holds your shares, this means that only one Proxy Statement and annual report will be delivered to multiple stockholders sharing an address. Any stockholder residing at such an address who would like to receive an individual copy of the materials, or who is receiving multiple copies of our Proxy Statement and Annual Report and would prefer to receive a single copy in the future, may contact Broadridge, Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (866) 540-7095. Be sure to include your name, the name of your brokerage firm and your account number.
Other Matters
Upon receipt of a written request addressed to our Corporate Secretary at Byline Bancorp, Inc., 180 North LaSalle Street, Suite 300, Chicago, Illinois 60601 from any person solicited herein, we will provide, at no cost, a copy of our 2022 Annual Report on Form 10-K as filed with the SEC.
Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.
By Order of the Board of Directors,
Roberto R. Herencia
Executive Chairman of the Board
and Chief Executive Officer
April 24, 2023

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BYLINE BANCORP, INC.180 NORTH LASALLE STREET, SUITE 300CHICAGO, IL 60601 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. Eastern Time on June 5, 2023 for shares held directly and by11:59 p.m. Eastern Time on June 1, 2023 for shares held in a Plan. Have your proxy card inhand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BY2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on June 5, 2023 for shares held directly and by 11:59 p.m. Eastern Time onJune 1, 2023 for shares held in a Plan. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V11712-P90063KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BYLINE BANCORP, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. ForAllWithholdAllFor AllExcept THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"THE ELECTION OF ALL OF THE DIRECTOR NOMINEESLISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, FOR"1 YEAR" IN PROPOSAL 4 AND "FOR" PROPOSAL 5.1. ELECTION OF EIGHT DIRECTORS OF THE COMPANY:NOMINEES: 01) ROBERTO R. HERENCIA02) PHILLIP R. CABRERA03) ANTONIO DEL VALLE PEROCHENA04) MARY JO S. HERSETH05) MARGARITA HUGUES VÉLEZ06) STEVEN P. KENT07) WILLIAM G. KISTNER08) ALBERTO J. PARACCHINIFor Against Abstain 2. TO APPROVE AN AMENDMENT TO THE BYLINE BANCORP, INC. 2017 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OFSHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.3. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED INTHE PROXY STATEMENT.1 Year 2 Years 3 Years Abstain 4. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES TO APPROVE THECOMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.For Against Abstain 5. TO RATIFY THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCALYEAR ENDING DECEMBER 31, 2023.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properlyexecuted will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEES inProposal 1, FOR Proposals 2 and 3, FOR 1 YEAR in Proposal 4 and FOR Proposal 5.Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor,administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorizedofficer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.V11713-P90063 BYLINE BANCORP, INC.Proxy for Annual Meeting of Stockholders on June 6, 2023Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Alberto J. Paracchini and Thomas J. Bell III, each with full power of substitution and power to actalone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present andacting at the Annual Meeting of Stockholders of Byline Bancorp, Inc., to be held on June 6, 2023 at 8:30 a.m., Central Daylight Timevirtually at www.virtualshareholdermeeting.com/BY2023, and at any adjournments or postponements thereof, as follows:YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICEIS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS'RECOMMENDATIONS.(Continued and to be signed on the reverse side.)